QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

THIRD QUARTER 2003
Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the "10-Q") filed by the Company for the same period with the Securities and Exchange Commission (the "SEC") and all of the Company's other public filings with the SEC (the "Public Filings"). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors' receipt of, or access to, the information contained herein is subject to this qualification.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

INDEX

		PAGE(S)
I. COMPANY BACKGROUND
•	About the Company/Other Corporate Data	5
•	Board of Directors/Executive Officers	6
•	Equity Research Coverage/Company Contact Information	7
II. FINANCIAL HIGHLIGHTS
•	Quarterly Summary/Acquisitions	9
•	Sales Activity/Financing Activity/Leasing Information	10-11
•	Information About FFO	11
•	Key Financial Data	12
•	Same-Store Results and Analysis	13
•	Unconsolidated Joint Ventures Summary	14-17
•	Select Financial Ratios	18
•	Debt Analysis:
	• Debt Breakdown/Future Repayments	19
	• Debt Maturities	20
	• Debt Detail	21
III. FINANCIAL INFORMATION
•	Consolidated Statements of Operations	23
•	Consolidated Balance Sheets	24
•	Consolidated Statement of Changes in Stockholders' Equity	25
•	Statements of Funds from Operations	26
•	Statements of Funds from Operations Per Diluted Share	27
•	Reconciliation of Basic-to-Diluted Shares/Units	28
IV. VALUE CREATION PIPELINE
•	Operating Property Acquisitions	30
•	Properties Commencing Initial Operations	32
•	Acquisition Property Profiles	33-35
•	Summary of Land Parcels	36
•	Rental Property Sales	37
V. PORTFOLIO/ LEASING STATISTICS
•	Leasing Statistics	39-44
•	Market Diversification (MSA's)	45
•	Industry Diversification (Top 30 Tenant Industries)	46
•	Consolidated Portfolio Analyses:
	Breakdown by:
	(a) Number of Properties	47
	(b) Square Footage	48
	(c) Base Rental Revenue	49
	(d) Percentage Leased	50
•	Consolidated Property Listing (by Property Type)	51-60
•	Significant Tenants (Top 20 Tenants)	61
•	Schedules of Lease Expirations (by Property Type)	62-67

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

        Certain information discussed in this literature may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws, including Section 21E of the Securities Exchange Act of 1934. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements relate to, without limitation, the Company's future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as "may," "will," "should," "expect," "anticipate," "estimate," "continue" or comparable terminology. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, it can give no assurance that its expectations will be achieved. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the risks, trends and uncertainties are changes in the general economic conditions, including those affecting industries in which the Company's principal tenants compete; any failure of the general economy to recover timely from the current economic downturn; the extent of any tenant bankruptcies; the Company's ability to lease or re-lease space at current or anticipated rents; changes in the supply of and demand for office, office/flex and industrial/warehouse properties; changes in interest rate levels; changes in operating costs; the Company's ability to obtain adequate insurance, including coverage for terrorist acts; the availability of financing; and other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission including Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Annual Reports on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

I. COMPANY BACKGROUND

I. COMPANY BACKGROUND

About the Company

        Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.5 billion at September 30, 2003. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 265 properties, primarily class A office and office/flex buildings, totaling approximately 28.5 million square feet, serving as home to approximately 2,100 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 8.3 million square feet of additional commercial space.

History

        Established over 50 years ago, in 1994 the New Jersey-based firm became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

        Mack-Cali's strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of September 30, 2003)

Corporate Headquarters	Cranford, New Jersey
Fiscal Year-End	12/31
Total Properties	265
Total Square Feet	28.5 million square feet
Geographic Diversity	Eight states and the District of Columbia
New Jersey Presence	15.6 million square feet
Northeast Presence	24.5 million square feet
Common Shares and Units Outstanding	72.2 million
Dividend—Quarter/Annualized	$0.63/$2.52
Dividend Yield	6.4%
Total Market Capitalization	$4.5 billion
Insider Ownership	16.5%
Senior Debt Rating	BBB (S&P and Fitch); Baa2 (Moody's)

Board of Directors
William L. Mack, Chairman of the Board

Martin S. Berger	Earle I. Mack
Brendan T. Byrne	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Nathan Gantcher	Vincent Tese
Martin D. Gruss	Roy J. Zuckerberg
Mitchell E. Hersh

Executive Officers

Mitchell E. Hersh, Chief Executive Officer

Timothy M. Jones, President

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Equity Research Coverage

Advest, Inc. Sheila K. McGrath (908) 598-1180	Green Street Advisors John Lutzius (949) 640-8780
Banc of America Securities Lee T. Schalop/ Alexis Hughes (212) 847-5677/ (212) 847-5705	Lehman Brothers David Shulman (212) 526-3413
Bear, Stearns & Co., Inc. Ross Smotrich (212) 272-8046	Morgan Stanley Dean Witter Gregory Whyte (212) 761-6331
CS First Boston Jay Habermann (212) 538-5250	Prudential Securities James Sullivan (212) 778-2515
Deutsche Bank-North America Louis Taylor (212) 469-4912	Smith Barney Citigroup Jonathan Litt/ Gary Boston (212) 816-0231/ (212) 816-1383
Friedman, Billings, Ramsey & Co. David Loeb (703) 469-1289	Wachovia Securities Christopher Haley (443) 263-6773
Goldman Sachs Carey Callaghan (212) 902-4351

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
11 Commerce Drive
Cranford, New Jersey 07016-3599

Phone:	(908) 272-8000	Web:	www.mack-cali.com
Fax:	(908) 272-6755	E-mail:	investorrelations@mack-cali.com

II. FINANCIAL HIGHLIGHTS

II. FINANCIAL HIGHLIGHTS

Quarterly Summary

        Funds from operations (FFO) available to common shareholders for the quarter ended September 30, 2003 amounted to $69.6 million, or $0.96 per share, versus $72.6 million, or $1.01 per share, for the quarter ended September 30, 2002. For the nine months ended September 30, 2003, FFO available to common shareholders amounted to $209.2 million, or $2.91 per share, versus $213.5 million, or $2.98 per share, for the same period last year.

        Net income available to common shareholders for the third quarter 2003 equaled $50.4 million, or $0.84 per share, versus $34.2 million, or $0.59 per share, for the same quarter last year, a per share increase of 42.4 percent. For the nine months ended September 30, 2003, net income available to common shareholders equaled $114.0 million, or $1.96 per share, versus $109.9 million, or $1.91 per share, for the same period last year, an increase of 2.6 percent on a per share basis.

        Total revenues for the third quarter 2003 increased 3.6 percent to $147.4 million as compared to $142.3 million for the same quarter last year. For the nine months ended September 30, 2003, total revenues amounted to $440.7 million, an increase of 3.6 percent over total revenues of $425.4 million for the same period last year.

        All per share amounts presented above are on a diluted basis; basic earnings per share is included in the financial tables on page 23.

        The Company had 58,182,631 shares of common stock, 10,000 shares of cumulative redeemable perpetual preferred stock, 7,795,498 common operating partnership units and 215,456 $1,000-face-value preferred operating partnership units outstanding as of quarter end.

        The outstanding preferred units are convertible into 6,218,066 common operating partnership units. Assuming conversion of all preferred units into common units, the Company had a total of 72,196,195 shares/common units outstanding at September 30, 2003.

        As of September 30, 2003, the Company had total indebtedness of approximately $1.6 billion, with a weighted average annual interest rate of 7.10 percent. Mack-Cali had a total market capitalization of $4.5 billion and a debt-to-undepreciated assets ratio of 38.5 percent at September 30, 2003. The Company had an interest coverage ratio of 3.4 times for the quarter ended September 30, 2003.

        The following is a summary of the Company's recent activity:

Acquisitions

        During the quarter, the Company acquired three office properties, aggregating 202,184 square feet, for approximately $24.5 million, as follows:

  •
  In August, the Company acquired 3 Odell Plaza, a 71,065 square-foot office/flex building in Yonkers, New York. The property, located at Mack-Cali's South Westchester Executive Park, was purchased from the Schott Corporation for approximately $6 million. Simultaneously, the Company announced that Montefiore Medical Center leased 44,590 square feet for 15 years at the property. In addition, the seller of the property, Schott Corporation, signed a 10-year lease for 16,815 square feet for its U.S. corporate headquarters at Mack-Cali's 555 Taxter Road property in Taxter Corporate Park in Elmsford, New York;

  •
  In September, the Company acquired 4 Sentry Parkway, a 63,930 square-foot class A office building located in the Sentry Park office campus in Blue Bell, Pennsylvania for approximately $10.2 million; and

  •
  Also in September, the Company acquired 14 Commerce Drive, a 67,189 square-foot office building located in Cranford, New Jersey, for approximately $8.3 million.

Sales Activity

        On September 29, 2003, the Company sold its interest in American Financial Exchange LLC, a joint venture which developed Harborside Financial Center Plaza 10, a 577,575 square-foot class A office building 100 percent pre-leased to Charles Schwab & Co., which is located in Jersey City, New Jersey. The Company received approximately $162.1 million in net sales proceeds from the transaction, which it used primarily to repay outstanding borrowing under its revolving credit facility. The Company recognized a gain on the sale of approximately $23.1 million, which is recorded in gain on sale of investment in unconsolidated joint venture for the three and nine months ended September 30, 2003. The Company will continue to manage the property for the new owner.

        More recently in October, the Company sold Riverview Tower, a 248,153 square-foot office building located in San Antonio, Texas, for approximately $11.025 million.

Financing Activity

        In September, the Company's Board of Directors declared a cash dividend of $0.63 per common share (indicating an annual rate of $2.52 per common share) for the third quarter 2003, which was paid on October 20, 2003 to shareholders of record as of October 3, 2003. The Board of Directors also declared a cash dividend of $0.50 per depositary share, each representing 1/100th of a share of 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share) for the period July 15, 2003 through October 14, 2003. The preferred stock dividend was paid on October 15, 2003 to shareholders of record as of October 3, 2003.

Leasing Information

        Mack-Cali's consolidated portfolio of stabilized operating properties, before the effect of adding Harborside Financial Center Plaza 5, was 92.0 percent leased at September 30, 2003, compared to 92.2 percent leased at June 30, 2003. Adding, for the first time, Plaza 5 (56.2 percent leased at quarter end previously classified as a development property in lease up) resulted in a decrease of 1.3 percent in the Company's consolidated portfolio of stabilized operating properties to 90.7 percent at September 30, 2003.

        For the quarter ended September 30, 2003, the Company executed 183 leases totaling 1,242,817 square feet, consisting of 766,848 square feet of office space, 331,587 square feet of office/flex space and 144,382 square feet of industrial/warehouse space. Of these totals, 444,398 square feet were for new leases and 798,419 square feet were for lease renewals and other tenant retention transactions.

        Highlights of the quarter's leasing transactions include:

  •
  San Mar Laboratories, Inc., a private label manufacturer of cosmetic products, signed a 12-year 122,282 square-foot renewal at 4 Warehouse Lane in Elmsford, New York. The 195,500 square-foot industrial/warehouse property, located in the Elmsford Distribution Center, is 100 percent leased.

  •
  ClubCorp, Inc., an owner/operator of private golf and business clubs, signed a 12-year renewal for 88,256 square feet at 3030 LBJ Freeway in Dallas, Texas. The 367,018 square-foot class A office property is 81.6 percent leased.

  •
  Rock Bottom Restaurants, Inc. a national restaurant owner and operator, signed a renewal and expansion totaling 39,322 square feet at 248 Centennial Parkway in Louisville, Colorado. The transaction expands the tenant's existing lease by 16,326 square feet for five years. Rock Bottom Restaurants now leases 100 percent of the building.

  •
  Citigroup Global Markets, Inc., a division of financial services provider Citigroup, Inc., renewed its lease for 26,834 square feet at 150 JFK Parkway in Short Hills, New Jersey for 10 years. The 247,476 square-foot class A office building is 98.7 percent leased.

  •
  Coram Alternate Site Services, a provider of home health care, leased 36,370 square feet at two office/flex buildings at Mack-Cali Commercenter in Totowa, New Jersey. The company renewed its lease for 26,125 square feet at 11 Commerce Way for five years and signed a new lease for 10,245 square feet at 20 Commerce Way for six years. Both buildings are 100 percent leased.

  •
  Cap Gemini Telecom Media & Networks U.S., Inc., a division of Cap Gemini Ernst & Young, renewed its lease for 23,175 square feet at 100 Walnut Avenue in Clark, New Jersey for a term of five years. The 182,555 square-foot class A office property is 100 percent leased.

  •
  The Artina Group, Inc., a distributor of software-compatible forms, renewed its lease for 22,141 square feet at 250 Clearbrook Road in the Cross Westchester Executive Park in Elmsford, New York for five years. The 155,000 square-foot office/flex building is 95.1 percent leased.

  •
  National Association of Securities Dealers, Inc. (NASD), a private-sector provider of financial regulatory services, signed a 10-year lease transaction totaling 19,832 square feet. The deal represented a 13,932 square-foot renewal and expansion of 5,900 square feet at 581 Main Street in Woodbridge, New Jersey. The 200,000 square-foot class A office property is 100 percent leased.

  •
  WithumSmith+Brown, a public accounting firm, signed a new 10-year lease for 19,407 square feet at 5 Vaughn Drive in Princeton, New Jersey. 5 Vaughn Drive, a 98,500 square-foot class A office property, is 98.1 percent leased.

        Also during the third quarter 2003, the Company signed a new five-year lease with Moody's Investors Service, Inc. for 43,344 square feet at Harborside Financial Center Plaza 5 in Jersey City, New Jersey. More recently, the Company signed a new lease at Plaza 5 with the Office of Thrift Supervision, a bureau of the U.S. Department of Treasury, for 20,664 square feet which brought the 980,000 square-foot class A office property to 58.3 percent leased.

Information About FFO

        Funds from operations ("FFO") is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from extraordinary items and sales of depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance between equity REITs. FFO should not be considered as an alternative to net income as an indication of the Company's performance or to cash flows as a measure of liquidity. FFO presented herein is not necessarily comparable to FFO presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company's FFO is comparable to the FFO of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts ("NAREIT"). A reconciliation of net income to FFO is included in the financial tables on page 26.

Key Financial Data

	As of or for the three months ended
	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02
Shares and Units:
Common Shares Outstanding	58,182,631	58,011,329	57,592,309	57,318,478	57,669,818
Common Units Outstanding(a)	14,013,564	14,018,563	14,042,537	14,044,513	14,045,513
Combined Shares and Units	72,196,195	72,029,892	71,634,846	71,362,991	71,715,331
Preferred Shares Outstanding	10,000	10,000	10,000	0	0
Weighted Average—Basic(b)	65,668,258	65,330,939	65,040,080	65,139,781	65,371,622
Weighted Average—Diluted(c)	72,465,396	71,980,343	71,376,595	71,568,463	71,886,994
Common Share Price ($'s):
At the end of the period	39.2000	36.3800	30.9700	30.3000	32.1300
High during period	39.2100	36.5000	31.3800	31.7000	34.9600
Low during period	35.3500	30.9400	27.3500	27.0300	26.6500
Market Capitalization:($'s in thousands, except ratios)
Market Value of Equity(d)	2,855,091	2,645,447	2,243,531	2,162,299	2,304,214
Total Debt	1,630,930	1,727,635	1,755,992	1,752,372	1,757,235
Total Market Capitalization	4,486,021	4,373,082	3,999,523	3,914,671	4,061,449
Total Debt/ Total Market Capitalization	36.36%	39.51%	43.91%	44.76%	43.27%
Financials:($'s in thousands, except ratios and per share amounts)
Total Assets	3,711,515	3,794,873	3,809,480	3,796,429	3,812,330
Gross Book Value of Real Estate Assets	3,941,814	3,897,327	3,876,959	3,857,657	3,771,087
Total Liabilities	1,777,015	1,881,724	1,904,422	1,912,199	1,912,782
Total Minority Interests	429,791	428,045	429,155	430,036	438,422
Total Stockholders' Equity	1,504,709	1,485,104	1,475,903	1,454,194	1,461,126
Total Revenues	147,386	145,324	147,943	140,843	142,308
Capitalized Interest	1,717	2,336	2,328	2,494	5,524
Scheduled Principal Payments	1,705	1,444	1,345	976	824
Interest Coverage Ratio	3.41	3.46	3.34	3.32	3.75
Fixed Charge Coverage Ratio	2.66	2.67	2.65	2.65	2.69
Net Income	50,892	34,260	29,981	29,836	34,232
Net Income Available to Common Shareholders	50,392	33,588	29,981	29,836	34,232
Earnings per Share—diluted	0.84	0.58	0.52	0.52	0.59
Funds from Operations(e) Available to Common Shareholders	69,582	70,680	68,972	68,296	72,581
FFO per Share—diluted(e)	0.96	0.98	0.97	0.95	1.01
Dividends Declared per Share	0.63	0.63	0.63	0.63	0.63
FFO Payout Ratio—diluted(e)	65.61%	64.16%	65.20%	66.02%	62.40%
Portfolio Size:
Properties	265	263	264	265	262
Total Square Footage	28,505,696	28,883,862	29,157,056	29,260,745	28,988,801
Sq. Ft. Leased at End of Period(f)	90.7%	92.2%	92.4%	92.3%	93.0%

(a)
Includes preferred units on a converted basis into common units.

(b)
Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.

(c)
Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).

(d)
Includes preferred units on a converted basis into common units and minority interests in partially-owned properties.

(e)
Funds from Operations ("FFO") is calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999.

(f)
Reflects square feet leased at the Company's consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended September 30
				% Change
	2003	2002	Change
Total Property Revenues	$130,918	$132,284	$(1,366)	(1.0)

Real Estate Taxes	15,752	14,925	827	5.5
Utilities	10,854	9,883	971	9.8
Operating Services	15,907	15,760	147	0.9

Total Property Expenses:	42,513	40,568	1,945	4.8
GAAP Net Operating Income	88,405	91,716	(3,311)	(3.6)
Less: straight-lining of rents adj.	1,951	1,797	154	8.6

Net Operating Income	$86,454	$89,919	$(3,465)	(3.9)

Percentage Leased at Period End	92.4%	93.4%

Total Properties:	246
Total Square Footage:	25,187,919
	For the nine months ended September 30,
				% Change
	2003	2002	Change
Total Property Revenues	$395,305	$396,113	$(808)	(0.2)

Real Estate Taxes	45,660	44,392	1,268	2.9
Utilities	29,145	27,896	1,249	4.5
Operating Services	49,733	45,146	4,587	10.2

Total Property Expenses:	124,538	117,434	7,104	6.0
GAAP Net Operating Income	270,767	278,679	(7,912)	(2.8)
Less: straight-lining of rents adj.	6,344	5,642	702	12.4

Net Operating Income	$264,423	$273,037	$(8,614)	(3.2)

Percentage Leased at Period End	93.1%	93.9%

Total Properties:	245
Total Square Footage:	25,154,919

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company's Effective Ownership %
Office Properties:
G&G Martco	Convention Plaza	1	San Francisco, CA	88.2%	305,618	50.0%
Ashford Loop Associates, LP	1001 South Dairy Ashford	1	Houston, TX	52.3%	130,000	20.0%
Ashford Loop Associates, LP	2100 West Loop South	1	Houston, TX	77.0%	168,000	20.0%
HPMC	Pacific Plaza Phase I	1	Daly City, CA	88.0%	364,384	32.5%
Office/Flex Properties:
Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	7.3%	232,000	50.0%
Mixed-Use:
HPMC	Pacific Plaza Phase II(a)	1	Daly City, CA	100.0%	100,740	32.5%
Hotel:
Harborside South Pier	Hyatt Regency South Pier	1	Jersey City, NJ	n/a	350 rooms	50.0%
Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	—	Jersey City, NJ	n/a	n/a	50.0%

(a)
Property consists of a three-story theater and retail complex.

Unconsolidated Joint Venture Financial Information

        The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of September 30, 2003 and December 31, 2002:

	September 30, 2003
	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Combined Total
Assets:
Rental property, net	—	$7,481	—	$13,424	$13,397	$36,052	—	$16,636	$87,144	$174,134
Other assets	$13,734	2,858	—	4,865	824	332	—	30	10,086	32,729

Total assets	$13,734	$10,339	—	$18,289	$14,221	$36,384	—	$16,666	$97,230	$206,863

Liabilities and partners'/ members' capital (deficit):
Mortgages and loans payable	—	$42,559	—	—	$14,935	—	—	$17,983	$73,122	$148,599
Other liabilities	$3	1,006	—	$4,814	74	$806	—	48	4,060	10,811
Partners'/members capital (deficit)	13,731	(33,226)	—	13,475	(788)	35,578	—	(1,365)	20,048	47,453

Total liabilities and partners'/ members' capital (deficit)	$13,734	$10,339	—	$18,289	$14,221	$36,384	—	$16,666	$97,230	$206,863

Company's investment in unconsolidated joint ventures, net	$12,830	$5,881	—	$6,708	$—	$7,588	—	$316	$13,033	$46,356

	December 31, 2002
	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Combined Total
Assets:
Rental property, net	—	$8,329	$105,195	—	$13,803	$36,520	—	$17,364	$90,407	$271,618
Other assets	$16,242	3,813	26,486	—	1,900	730	—	1,211	5,610	55,992

Total assets	$16,242	$12,142	$131,681	—	$15,703	$37,250	—	$18,575	$96,017	$327,610

Liabilities and partners'/members' capital (deficit):
Mortgages and loans payable	—	$50,000	—	—	$15,282	$87	—	$17,983	$69,475	$152,827
Other liabilities	$18	1,789	$6,243	—	97	942	—	48	4,084	13,221
Partners'/members' capital (deficit)	16,224	(39,647)	125,438	—	324	36,221	—	544	22,458	161,562

Total liabilities and partners'/ members' capital (deficit)	$16,242	$12,142	$131,681	—	$15,703	$37,250	—	$18,575	$96,017	$327,610

Company's investment in unconsolidated joint ventures, net	$15,900	$2,794	$134,158	—	$1,232	$7,652	—	$289	$14,772	$176,797

        The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended September 30, 2003 and 2002:

	Three Months Ended September 30, 2003
	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	$11	$2,950	$5,614	—	$65	$955	—	—	$6,692	—	$16,287
Operating and other expenses	(244)	(1,033)	(1,156)	—	(220)	(800)	—	—	(4,278)	—	(7,731)
Depreciation and amortization	—	(380)	(1,111)	—	(139)	(244)	—	—	(1,614)	—	(3,488)
Interest expense	—	(350)	—	—	(107)	—	—	—	(761)	—	(1,218)

Net income (loss)	$(233)	$1,187	$3,347	—	$(401)	$(89)	—	—	$39	—	$3,850

Company's equity in earnings (loss) of unconsolidated joint ventures	$(77)	$593	$3,157	—	$(100)	$(17)	—	—	$19	$(424)	$3,151

	Three Months Ended September 30, 2002
	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	$1	$3,307	$1,001	—	$63	$1,113	$48,913	—	$616	—	$55,014
Operating and other expenses	(442)	(1,170)	(176)	—	(220)	(728)	(7,510)	—	(1,296)	—	(11,542)
Depreciation and amortization	—	(407)	(138)	—	(223)	(244)	—	—	(1,248)	—	(2,260)
Interest expense	—	(475)	—	—	(181)	—	(6,739)	—	(804)	—	(8,199)

Net income (loss)	$(441)	$1,255	$687	—	$(561)	$141	$34,664	—	$(2,732)	—	$33,013

Company's equity in earnings (loss) of unconsolidated joint ventures	$(5)	$592	$687	—	$(281)	$28	$2,670	—	$(1,486)	$(264)	$1,941

        The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the nine months ended September 30, 2003 and 2002:

	Nine Months Ended September 30, 2003
	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	$4,660	$9,680	$17,398	—	$183	$2,920	—	—	$16,383	—	$51,224
Operating and other expenses	(315)	(2,995)	(3,040)	—	(737)	(2,528)	—	—	(11,726)	—	(21,341)
Depreciation and amortization	—	(1,215)	(2,912)	—	(416)	(731)	—	—	(4,711)	—	(9,985)
Interest expense	—	(1,199)	—	—	(343)	—	—	—	(2,356)	—	(3,898)

Net income (loss)	$4,345	$4,271	$11,446	—	$(1,313)	$(339)	—	—	$(2,410)	—	$16,000

Company's equity in earnings (loss) of unconsolidated joint ventures	$2,346	$2,012	$11,342	—	$(1,332)	$(39)	—	—	$(1,555)	$(1,524)	$11,250

	Nine Months Ended September 30, 2002
	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	$12,106	$10,067	$1,181	—	$1,803	$3,398	$88,411	—	$616	—	$117,582
Operating and other expenses	(1,107)	(2,907)	(197)	—	(2,339)	(2,017)	(16,671)	—	(1,306)	—	(26,544)
Depreciation and amortization	(641)	(1,219)	(157)	—	(1,749)	(731)	—	—	(1,248)	—	(5,745)
Interest expense	(233)	(1,469)	—	—	(579)	—	(19,707)	—	(804)	—	(22,792)

Net income (loss)	$10,125	$4,472	$827	—	$(2,864)	$650	$52,033	—	$(2,742)	—	$62,501

Company's equity in earnings (loss) of unconsolidated joint ventures	$6,015	$2,218	$827	—	$(1,432)	$176	$3,956	—	$(1,486)	$(1,244)	$9,030

Select Financial Ratios

	September 30,
Ratios Computed For Industry Comparisons:
	2003	2002
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	43.94%	46.09%

Total Debt/ Total Market Capitalization (Market value) (%)	36.36%	43.27%
Total Debt/ Total Undepreciated Assets (%)	38.54%	41.51%
Secured Debt/ Total Undepreciated Assets (%)	11.89%	12.78%
	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Operational Ratios:
Interest Coverage (Funds from Operations + Interest Expense)/Interest Expense(x)	3.41	3.75	3.40	3.72
Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	3.22	3.63	3.23	3.61
Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest + Pref. Div. + Prin. Amort. + Ground Lease Payments)(x)	2.66	2.69	2.66	2.65
FFO Payout (Dividends Declared/Funds from Operations) (%)	65.61%	62.40%	64.99%	62.85%

Debt Analysis
(as of September 30, 2003)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate(a)	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes	$1,127,580	69.14%	7.22%	5.42
Fixed Rate Secured Debt	471,172	28.89%	7.16%	2.51
Variable Rate Secured Debt	32,178	1.97%	2.01%	5.33

Totals/Weighted Average:	$1,630,930	100.00%	7.10%	4.58

Future Repayments
(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments(a)
10/1–12/31/2003	$3,431	—	$3,431	7.35%
2004	8,096	$309,863	317,959	7.33%
2005	7,508	253,249	260,757	7.13%
2006	991	144,642	145,633	7.36%
2007	874	9,364	10,238	6.96%
Thereafter	4,894	898,320	903,214	6.99%

Sub-total	25,794	1,615,438	1,641,232	7.10%
Adjustment for unamortized debt discount/premium, net, as of September 30, 2003	(10,302)	—	(10,302)	—

Totals/Weighted Average:	$15,492	$1,615,438	$1,630,930	7.10%

(a)
Actual weighted average LIBOR contract rates relating to the Company's outstanding debt as of September 30, 2003 of 1.36 percent was used in calculating revolving credit facility and other variable rate debt interest rates.

Debt Maturities
(dollars in thousands)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	TOTALS
Secured Debt:
400 Chestnut Ridge		$9,863										$9,863
Mack-Cali Centre VI			$35,000									35,000
Prudential Portfolio			150,000									150,000
Mack-Cali Bridgewater I			23,000									23,000
Mack-Cali Woodbridge II			17,500									17,500
Mack-Cali Short Hills			22,089									22,089
500 West Putnam Ave			5,660									5,660
Harborside Financial Center—Plazas 2 & 3				$144,642								144,642
Mack-Cali Airport					$9,364							9,364
Kemble Plaza I							$32,178					32,178
2200 Renaissance Boulevard										$15,234		15,234
Soundview Plaza											$14,889	14,889

Total Secured Debt:	$—	$9,863	$253,249	$144,642	$9,364	$—	$32,178	$—	$—	$15,234	$14,889	$479,419

Unsecured Debt:
7.000% unsecured notes due 3/04		$300,000										$300,000
7.250% unsecured notes due 3/09							$300,000					300,000
7.835% unsecured notes due 12/10								$15,000				15,000
7.750% unsecured notes due 2/11									$300,000			300,000
6.150% unsecured notes due 12/12										$94,914		94,914
5.820% unsecured notes due 3/13											$26,105	26,105
4.600% unsecured notes due 6/13											100,000	100,000

Total Unsecured Debt:	$—	$300,000	$—	$—	$—	$—	$300,000	$15,000	$300,000	$94,914	$126,105	$1,136,019

Total Debt:	$—	$309,863	$253,249	$144,642	$9,364	$—	$332,178	$15,000	$300,000	$110,148	$140,994	$1,615,438

Debt Detail
(dollars in thousands)

			Principal Balance at
Property Name	Lender	Effective Interest Rate	September 30, 2003	December 31, 2002	Date of Maturity
Senior Unsecured Notes:(a)
7.180%, $95,283 Face Amount Notes	public debt	7.230%	—	$95,283	—
7.000%, $300,000 Face Amount Notes	public debt	7.270%	$299,963	299,904	03/15/04
7.250%, $300,000 Face Amount Notes	public debt	7.490%	298,718	298,542	03/15/09
7.835%, $15,000 Face Amount Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, $300,000 Face Amount Notes	public debt	7.930%	298,732	298,602	02/15/11
6.150%, $94,914 Face Amount Notes	public debt	6.894%	90,384	90,015	12/15/12
5.820%, $26,105 Face Amount Notes	public debt	6.448%	25,061	—	03/15/13
4.600%, $100,000 Face Amount Notes	public debt	4.742%	99,722	—	06/15/13

Total Senior Unsecured Notes:			$1,127,580	$1,097,346

Revolving Credit Facilities:
2002 Unsecured Facility(b)	15 Lenders	LIBOR+0.700%	—	$73,000	09/27/05

Total Revolving Credit Facilities:			—	$73,000

Property Mortgages:(c)
Harborside—Plaza 1	U.S. West Pension Trust	4.359%	—	$61,722	—
Mack-Cali Willowbrook	CIGNA	8.670%	—	7,658	—
1633 Littleton Road	First Union/Maher Partners	3.870%	—	3,504	—
400 Chestnut Ridge	Prudential Insurance Co.	9.440%	$10,768	11,611	07/01/04
Mack-Cali Centre VI	Principal Life Insurance Co.	6.865%	35,000	35,000	04/01/05
Various(d)	Prudential Insurance Co.	7.100%	150,000	150,000	05/15/05
Mack-Cali Bridgewater I	New York Life Ins. Co.	7.000%	23,000	23,000	09/10/05
Mack-Cali Woodbridge II	New York Life Ins. Co.	7.500%	17,500	17,500	09/10/05
Mack-Cali Short Hills	Prudential Insurance Co.	7.740%	23,870	24,470	10/01/05
500 West Putnam Avenue	New York Life Ins. Co.	6.520%	7,731	8,417	10/10/05
Harborside—Plazas 2 and 3	Northwestern/Principal	7.365%	155,038	158,140	01/01/06
Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	10,092	10,226	04/01/07
Kemble Plaza I	Mitsubishi Tr & Bk Co.	LIBOR+0.650%	32,178	32,178	01/31/09
2200 Renaissance Boulevard	TIAA	5.888%	18,902	19,100	12/01/12
Soundview Plaza	TIAA	6.015%	19,271	19,500	01/01/13

Total Property Mortgages:			$503,350	$582,026

Total Debt:			$1,630,930	$1,752,372

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)
Total borrowing capacity under this facility is $600.0 million.

(c)
Effective interest rate for mortgages and loans payable reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)
The Company has the option to convert the mortgage loan, which is secured by 10 properties, to unsecured debt, subject to, amongst other things, the Company having an investment grade rating from two rating agencies (at least one of which must be from S&P or Moody's) at the time of conversion.

III. FINANCIAL INFORMATION

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statements of Operations

(in thousands, except per share amounts) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
Revenues
	2003	2002	2003	2002
Base rents	$126,120	$119,779	$380,209	$367,699
Escalations and recoveries from tenants	16,285	15,088	46,309	42,674
Parking and other	4,981	7,441	14,135	15,033

Total revenues	147,386	142,308	440,653	425,406

Expenses
Real estate taxes	16,677	15,112	48,723	45,715
Utilities	11,658	10,016	32,095	29,350
Operating services	17,329	16,660	55,694	49,197
General and administrative	8,661	5,513	22,333	20,108
Depreciation and amortization	29,511	28,902	88,066	80,374
Interest expense	28,910	26,429	87,143	78,384
Interest income	(244)	(742)	(835)	(1,527)
Loss on early retirement of debt, net	—	—	2,372	—

Total expenses	112,502	101,890	335,591	301,601

Income from continuing operations before minority interest and equity in earnings of unconsolidated joint ventures	34,884	40,418	105,062	123,805
Minority interest in Operating Partnership	(7,535)	(8,301)	(22,762)	(25,347)
Equity in earnings of unconsolidated joint ventures (net of minority interest), net	3,151	1,941	11,250	9,030
Gain on sale of investment in unconsolidated joint venture (net of minority interest)	20,392	—	20,392	—

Income from continuing operations	50,892	34,058	113,942	107,488
Discontinued operations (net of minority interest):
Income from discontinued operations	—	(227)	26	22
Realized gain on disposition of rental property	—	—	1,165	—

Total discontinued operations, net	—	(227)	1,191	22
Realized gains (losses) and unrealized losses on disposition of rental property (net of minority interest), net	—	401	—	2,376

Net income	50,892	34,232	115,133	109,886
Preferred stock dividends	(500)	—	(1,172)	—

Net income available to common shareholders	$50,392	$34,232	$113,961	$109,886

Basic earnings per common share:
Income from continuing operations	$0.87	$0.60	$1.96	$1.92
Discontinued operations	—	—	0.02	—

Net income available to common shareholders	$0.87	$0.60	$1.98	$1.92

Diluted earnings per common share:
Income from continuing operations	$0.84	$0.59	$1.94	$1.91
Discontinued operations	—	—	0.02	—

Net income available to common shareholders	$0.84	$0.59	$1.96	$1.91

Dividends declared per common share	$0.63	$0.63	$1.89	$1.87

Basic weighted average shares outstanding	57,870	57,534	57,545	57,194

Diluted weighted average shares outstanding	72,465	65,656	71,943	71,764

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Balance Sheets

(in thousands, except per share amounts)

	September 30, 2003	December 31, 2002
	(unaudited)
Assets
Rental property
Land and leasehold interests	$551,280	$544,176
Buildings and improvements	3,194,772	3,141,003
Tenant improvements	188,102	164,945
Furniture, fixtures and equipment	7,660	7,533

	3,941,814	3,857,657
Less—accumulated depreciation and amortization	(520,423)	(445,569)

Net investment in rental property	3,421,391	3,412,088
Cash and cash equivalents	35,294	1,167
Investments in unconsolidated joint ventures, net	46,356	176,797
Unbilled rents receivable, net	70,599	64,759
Deferred charges and other assets, net	125,127	127,551
Restricted cash	7,780	7,777
Accounts receivable, net of allowance for doubtful accounts of $1,516 and $1,856	4,968	6,290

Total assets	$3,711,515	$3,796,429

Liabilities and Stockholders' Equity
Senior unsecured notes	$1,127,580	$1,097,346
Revolving credit facilities	—	73,000
Mortgages and loans payable	503,350	582,026
Dividends and distributions payable	46,034	45,067
Accounts payable and accrued expenses	48,147	50,774
Rents received in advance and security deposits	41,197	39,038
Accrued interest payable	10,707	24,948

Total liabilities	1,777,015	1,912,199

Minority interest in Operating Partnership	429,791	430,036

Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000 and no shares outstanding, at liquidation preference	25,000	—
Common stock, $0.01 par value, 190,000,000 shares authorized, 58,182,631 and 57,318,478 shares outstanding	582	573
Additional paid-in capital	1,552,710	1,525,479
Dividends in excess of net earnings	(64,589)	(68,966)
Unamortized stock compensation	(8,994)	(2,892)

Total stockholders' equity	1,504,709	1,454,194

Total liabilities and stockholders' equity	$3,711,515	$3,796,429

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statement of Changes in Stockholders' Equity

For the nine months ended September 30, 2003

(in thousands) (unaudited)

	Preferred Stock		Common Stock
					Additional Paid-In Capital	Dividends in Excess of Net Earnings	Unamortized Stock Compensation	Total Stockholders' Equity
	Shares	Amount	Shares	Par Value
Balance at January 1, 2003	—	—	57,318	$573	$1,525,479	$(68,966)	$(2,892)	$1,454,194
Net income	—	—	—	—	—	115,133	—	115,133
Preferred stock dividends	—	—	—	—	—	(1,172)	—	(1,172)
Common stock dividends	—	—	—	—	—	(109,584)	—	(109,584)
Issuance of preferred stock	10	$25,000	—	—	(164)	—	—	24,836
Redemption of common units for shares of common stock	—	—	31	—	936	—	—	936
Proceeds from stock options exercised	—	—	626	6	17,232	—	—	17,238
Proceeds from stock warrants exercised	—	—	68	1	2,226	—	—	2,227
Stock options expense	—	—	—	—	139	—	—	139
Deferred compensation plan for directors	—	—	—	—	169	—	—	169
Issuance of Restricted Stock Awards	—	—	175	2	5,250	—	(5,212)	40
Amortization of stock compensation	—	—	—	—	—	—	1,583	1,583
Adjustment to fair value of Restricted Stock Awards	—	—	—	—	2,488	—	(2,488)	—
Cancellation of Restricted Stock Awards	—	—	—	—	(15)	—	15	—
Repurchase of common stock	—	—	(35)	—	(1,030)	—	—	(1,030)

Balance at September 30, 2003	10	$25,000	58,183	$582	$1,552,710	$(64,589)	$(8,994)	$1,504,709

Statements of Funds from Operations

(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Net income available to common shareholders	$50,392	$34,232	$113,961	$109,886
Add: Minority interest in Operating Partnership	7,535	8,301	22,762	25,347
Minority interest in equity in earnings of unconsolidated joint ventures	424	264	1,524	1,244
Minority interest in gain on sale of investment in unconsolidated joint venture	2,748	—	2,748	—
Minority interest in income from discontinued operations	—	(31)	4	4
Real estate-related depreciation and amortization on continuing operations(a)	31,623	29,819	94,911	81,805
Real estate-related depreciation and amortization on discontinued operations	—	397	56	400
Deduct: Gain on sale of investment in unconsolidated joint venture	(23,140)	—	(23,140)	—
Discontinued Operations—Realized (gains) losses and unrealized losses (net of minority interest), net	—	—	(1,165)	—
Realized (gains) losses and unrealized losses on disposition of rental property (net of minority interest), net(b)	—	(401)	—	(1,659)
Equity in earnings from gain on sale	—	—	(2,427)	(3,506)

Funds from operations available to common shareholders(c)	$69,582	$72,581	$209,234	$213,521

Diluted weighted average shares/units outstanding(d)	72,465	71,887	71,943	71,764
Funds from operations per share/unit—diluted	$0.96	$1.01	$2.91	$2.98
Dividend declared per common share	$0.63	$0.63	$1.89	$1.87
Dividend payout ratios:
Funds from operations—diluted	65.61%	62.40%	64.99%	62.85%
Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$1,982	$1,771	$5,530	$4,036
Tenant improvements and leasing commissions	$12,887	$7,100	$32,033	$24,635
Straight-line rent adjustments(e)	$1,293	$2,112	$8,882	$5,035

(a)
Includes the Company's share from unconsolidated joint ventures of $2,272 and $1,125 for the three months ended September 30, 2003 and 2002, respectively and $7,344 and $2,078 for the nine months ended September 30, 2003 and 2002, respectively.

(b)
Net of gain on sale of land of $717 for the nine month period ended September 30, 2002.

(c)
Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999. See "Information About FFO" on page 11.

(d)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (14,016 shares and 14,069 shares for the three months ended September 30, 2003 and 2002, respectively and 14,027 shares and 14,213 shares for the nine months ended September 30, 2003 and 2002, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants).

(e)
Includes the Company's share from unconsolidated joint ventures of $951 and $124 for the three months ended September 30, 2003 and 2002, respectively and $2,903 and $(829) for the nine months ended September 30, 2003 and 2002, respectively.

Statements of Funds from Operations Per Diluted Share

(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Net income available to common shareholders	$0.84	$0.59	$1.96	$1.91
Add: Real estate-related depreciation and amortization on continuing operations(a)	0.44	0.41	1.32	1.14
Real estate-related depreciation and amortization on discontinued operations	—	0.01	—	0.01
Deduct: Gain on sale of investment in unconsolidated joint venture	(0.32)	—	(0.32)	—
Realized (gains) losses and unrealized losses on disposition of rental property (net of minority interest), net(b)	—	(0.01)	—	(0.02)
Discontinued operations—realized (gains) losses and unrealized losses (net of minority interest), net	—	—	(0.02)	—
Equity in earnings from gain on sale	—	—	(0.03)	(0.05)
Rounding adjustment	—	0.01	—	(0.01)

Funds from operations available to common shareholders(c)	$0.96	$1.01	$2.91	$2.98

Diluted weighted average shares/units outstanding(d)	72,465	71,887	71,943	71,764

(a)
Includes the Company's share from unconsolidated joint ventures of $0.03 and $0.02 for the three months ended September 30, 2003 and 2002, respectively and $0.10 and $0.03 for the nine months ended September 30, 2003 and 2002, respectively.

(b)
Net of gain on sale of land of $0.01 for the nine month period ended September 30, 2002.

(c)
Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999. See "Information About FFO" on page 11.

(d)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (14,016 shares and 14,069 shares for the three months ended September 30, 2003 and 2002, respectively and 14,027 shares and 14,213 shares for the nine months ended September 30, 2003 and 2002, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants).

Reconciliation of Basic-to-Diluted Shares/Units

(in thousands)

        The following schedule reconciles the Company's basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Basic weighted average shares outstanding:	57,870	57,534	57,545	57,194
Add: Weighted average common units	7,798	7,838	7,804	7,905

Basic weighted average shares/units:	65,668	65,372	65,349	65,099
Add: Weighted average preferred units (after conversion to common units)	6,218	6,231	6,223	6,307
Stock options	559	284	364	355
Stock warrants	20	—	7	3

Diluted weighted average shares/units outstanding:	72,465	71,887	71,943	71,764

IV. VALUE CREATION PIPELINE

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions

(dollars in thousands)

For the nine months ended September 30, 2003

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company(a)
Office:
9/12/03	4 Sentry Parkway	Blue Bell, Montgomery County, PA	1	63,930	$10,395
9/23/03	14 Commerce Drive	Cranford, Union County, NJ	1	67,189	8,382

Total Office Property Acquisitions:			2	131,119	18,777

Office/Flex:
8/19/03	3 Odell Plaza	Yonkers, Westchester County, NY	1	71,065	6,047

Total Property Acquisitions:			3	202,184	$24,824

For the year ended December 31, 2002

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company(b)
Office:
08/09/02	25 Commerce Drive	Cranford, Union County, NJ	1	67,749	$7,706
08/09/02	3 Skyline Drive(c)	Hawthorne, Westchester County, NY	1	75,668	9,460
11/01/02	1633 Littleton Road(d)	Parsippany, Morris County, NJ	1	57,722	11,833
11/05/02	1266 East Main Street	Stamford, Fairfield County, CT	1	179,260	33,205
12/11/02	2200 Renaissance Boulevard	King of Prussia, Montgomery County, PA	1	174,124	26,800
12/31/02	16 & 18 Sentry Park West	Blue Bell, Montgomery County, PA	2	188,103	34,466

Total Office Property Acquisitions:			7	742,626	$123,470

(a)
Transactions were funded primarily through borrowings on the Company's revolving credit facility, from net proceeds received in the sale or sales of rental property, and/or from the Company's cash reserves. Amounts are as of September 30, 2003.

(b)
Transactions were funded primarily through borrowings on the Company's revolving credit facility, from net proceeds received in the sale or sales of rental property, and/or from the Company's cash reserves. Amounts are as of December 31, 2002.

(c)
On August 9, 2002, the Company acquired an undivided 68.1 percent interest (75,668 square feet) in 3 Skyline Drive, a 113,098 square-foot office property. The property was acquired as tenants-in-common with the intention that, soon after the completion of the acquisition, the individual interests would be converted into separate condominium units. On September 27, 2002, the Company executed a condominium agreement and deed to formalize the conversion of its undivided interest in the property into a condominium interest. The Company has accounted for its interest in the property as if the condominium was in place since the date of acquisition.

(d)
In connection with the acquisition of the 1633 Littleton Road property, the Company assumed a mortgage loan, which was recorded at $3.5 million and bore an effective interest rate of 3.87 percent.

Properties Commencing Initial Operations

(dollars in thousands)

For the nine months ended September 30, 2003
No Activity.

For the year ended December 31, 2002

Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company(a)
Office:
09/03/02	Harborside Plaza 5	Jersey City, Hudson County, NJ	1	977,225	$196,610	(b)
11/18/02	600 Horizon Drive	Hamilton Township, Mercer County, NJ	1	95,000	7,549

Total Office Properties Commencing Initial Operations:			2	1,072,225	204,159

Office/Flex:
04/01/02	125 Clearbrook Road	Elmsford, Westchester County, NY	1	33,000	4,985	(c)

Total Properties Commencing Initial Operations:			3	1,105,225	$209,144

(a)
Development costs were funded primarily through draws on the Company's revolving credit facility. Amounts are as of December 31, 2002.

(b)
Amount consists of $176,900 included in rental property and $19,710 of leasing commissions and other deferred leasing costs, which are included in deferred charges and other assets.

(c)
Amount consists of $4,731 included in rental property and $254 of leasing commissions, which is included in deferred charges and other assets.

Acquisition Property Profile

Property Name:	3 Odell Plaza
Product Type:	Office/Flex Building
Location:	Yonkers, Westchester County, New York
Description:	Class A, three-story office/flex building
Size:	71,065 square feet
Year Constructed:	1984
Closing Date:	August 19, 2003
Acquisition Cost:	$6.0 million
Funding Source:	Proceeds from sale of office property
Percentage Leased:	62.7%
Number of Tenants:	1
Tenant:	Schott Corporation (38,000 square feet)

Acquisition Property Profile

Property Name:	4 Sentry Parkway
Product Type:	Office Building
Location:	Blue Bell, Montgomery County, Pennsylvania
Description:	Class A, three-story office building
Size:	63,930 square feet
Year Constructed:	1982
Closing Date:	September 12, 2003
Acquisition Cost:	$10.4 million
Funding Source:	Proceeds from sale of office property
Percentage Leased:	94.0%
Number of Tenants:	4
Significant Tenants:	Nelson Levine DeLuca & Horst (23,009 square feet)
Progress Bank Corp. (22,028 square feet)

Acquisition Property Profile

Property Name:	14 Commerce Drive
Product Type:	Office Building
Location:	Cranford, Union County, New Jersey
Description:	Class A, four-story office building
Size:	67,189 square feet
Year Constructed:	1971
Closing Date:	September 23, 2003
Acquisition Cost:	$8.4 million
Funding Source:	Proceeds from sale of office property
Percentage Leased:	100.0%
Number of Tenants:	13
Significant Tenants:	Fleet Insurance Services (27,306 square feet)
Purepac Pharmaceuticals (15,688 square feet)

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton	NJ	33.5	300,000	Office/Flex/Retail
Plaza VIII and IX Associates, L.L.C.(a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center(b)	Jersey City	NJ	6.5	3,113,500	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	110.0	1,350,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Elmsford Distribution Center(c)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road(a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park(c)	Yonkers	NY	60.0	500,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Tri West Plaza II(c)	Dallas	TX	4.5	500,000	Office
Hilltop Business Center	Littleton	CO	7.1	128,000	Office
Pacific Plaza Phase III(d)	Daly City	CA	2.5	270,000	Office

Total:			315.3	8,252,250

(a)
Land owned by unconsolidated joint venture in which Mack-Cali is an equity partner.

(b)
In addition, there are 21 acres of riparian property.

(c)
Mack-Cali holds an option to purchase this land.

(d)
Unconsolidated joint venture, in which Mack-Cali is an equity partner, holds an option to purchase this land.

Rental Property Sales
(dollars in thousands)

For the nine months ended September 30, 2003

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
03/28/03	1770 St. James Place	Houston, Harris County, TX	1	103,689	$5,469	$4,145	$1,324

Total Property Sales:			1	103,689	$5,469	$4,145	$1,324

For the year ended December 31, 2002

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
05/13/02	Dallas Portfolio(a)	Metro Dallas, TX	4	488,789	$33,115	$34,760	$(1,645)
05/29/02	750 South Richfield Street	Aurora, Arapahoe County, CO	1	108,240	20,631	21,291	(660)
06/06/02	Houston Portfolio(b)	Houston, Harris County, TX	3	413,107	25,482	24,393	1,089
07/15/02	501 Kennedy Boulevard	Tampa, Hillsborough County, FL	1	297,429	22,915	22,459	456
10/16/02	Arizona Portfolio(c)	Maricopa County, AZ	3	416,967	42,764	42,719	45

Total Office Property Sales:			12	1,724,532	144,907	145,622	(715)

Residential:
01/30/02	25 Martine Avenue	White Plains, Westchester County, NY	1	124 units	17,559	10,461	7,098
Land:
04/25/02	Horizon Center Land	Hamilton Township, Mercer County, NJ	—	0.756 acres	758	41	717

Total Property Sales:			13	1,724,532	$163,224	$156,124	$7,100

(a)
On May 13, 2002, the Company sold 3100 Monticello, 2300 Valley View, 150 West Parkway and 555 Republic Place in a single transaction with one buyer, Brookview Properties, L.P., an entity that includes a partner, whose principals include Paul A. Nussbaum, a former member of the Board of Directors of the Company. The Company provided the purchaser with a $5,000 subordinated loan that bore interest at 15 percent with a current rate of 11 percent, which was repaid in full by September 30, 2003.

(b)
On June 6, 2002, the Company sold 1717 St. James Place, 5300 Memorial Drive and 10497 Town & Country Way in a single transaction with one buyer, Parkway Properties LP.

(c)
On October 16, 2002 the Company sold 9060 East Via Linda Boulevard, 19640 North 31st Street and 5551 West Talavi Boulevard in a single transaction with one buyer, Summit Commercial Properties, Inc.

V. PORTFOLIO/ LEASING STATISTICS

V. PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended September 30, 2003)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
		Leased Sq. Ft. Acquired/ Sold(a)
Region/Market	Sq. Ft. Leased 6/30/03		Expiring/ Adjustment Sq. Ft.(b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/03(c)	Pct. Leased 9/30/03	Pct. Leased 6/30/03
Northeast
Northern NJ	9,419,347	506,190	(202,035)	268,998	66,963	9,992,500	90.5%	93.6%
Central NJ	2,726,966	67,189	(97,929)	122,489	24,560	2,818,715	93.6%	92.6%
Westchester Co., NY	4,590,487	38,000	(423,683)	446,333	22,650	4,651,137	95.6%	95.8%
Sub. Philadelphia	3,017,222	60,064	(162,376)	106,426	(55,950)	3,021,336	86.4%	87.9%
Fairfield, CT	784,343	—	(20,270)	9,342	(10,928)	773,415	90.8%	92.1%
Washington, DC/MD	435,768	—	—	—	—	435,768	96.7%	96.7%
Dutchess/Nassau/Rockland Co., NY	573,830	—	(22,785)	16,172	(6,613)	567,217	95.9%	97.0%

Total Northeast	21,547,963	671,443	(929,078)	969,760	40,682	22,260,088	91.6%	93.2%

Southwest/West
Texas	730,602	—	(125,354)	107,247	(18,107)	712,495	80.5%	82.5%
Colorado	1,281,053	—	(161,968)	151,272	(10,696)	1,270,357	81.2%	81.8%
San Francisco	438,174	—	(22,275)	14,538	(7,737)	430,437	95.5%	97.2%

Total Southwest/West	2,449,829	—	(309,597)	273,057	(36,540)	2,413,289	83.2%	84.4%

Company Totals	23,997,792	671,443	(1,238,675)	1,242,817	4,142	24,673,377	90.7%	92.2%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of June 30, 2003	26,025,545
Total sq. ft. of properties added this period	1,179,409
Total sq. ft. of properties sold this period	—

Total sq. ft. as of September 30, 2003	27,204,954

(a)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)
Includes leases expiring September 30, 2003 aggregating 80,743 square feet for which no new leases were signed.

Leasing Statistics
(For the three months ended September 30, 2003)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market Region/Market	Property Type	of # Trans- Actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)
Northeast
Northern NJ	Office	27	212,088	130,094	81,994	6.4	24.00	2.60
	Office/Flex	4	56,910	—	56,910	4.6	14.05	0.79
Central NJ	Office	16	105,246	35,949	69,297	5.7	24.53	3.40
	Office/Flex	2	17,243	4,164	13,079	6.1	16.62	4.37
Westchester Co., NY	Office	20	130,537	49,055	81,482	5.4	22.82	2.91
	Office/Flex	19	171,414	82,869	88,545	7.0	16.73	1.58
	Industrial/Warehouse	2	144,382	—	144,382	10.6	13.14	1.39
Sub. Philadelphia	Office	7	20,406	8,953	11,453	4.6	23.31	3.12
	Office/Flex	6	86,020	9,600	76,420	2.1	10.42	0.44
Fairfield, CT	Office	4	9,342	3,490	5,852	4.0	26.80	3.34
Dutchess/Nassau/Rockland Co., NY	Office	8	16,172	6,211	9,961	4.5	24.86	4.50

Total Northeast		115	969,760	330,385	639,375	6.4	19.10	2.28

Southwest/West
Texas	Office	8	107,247	13,320	93,927	10.7	16.26	2.64
Colorado	Office	16	151,272	94,793	56,479	6.4	13.86	3.32
San Francisco	Office	44	14,538	5,900	8,638	2.8	27.27	2.63

Total Southwest/West		68	273,057	114,013	159,044	7.9	15.52	3.10

Company Totals		183	1,242,817	444,398	798,419	6.7	18.32	2.49

Detail by Property Type
	Office	150	766,848	347,765	419,083	6.5	20.89	3.23
	Office/Flex	31	331,587	96,633	234,954	5.3	14.63	1.51
	Industrial/Warehouse	2	144,382	—	144,382	10.6	13.14	1.39

Company Totals		183	1,242,817	444,398	798,419	6.7	18.32	2.49

Tenant Retention:	Leases Retained	52.9%
	Sq. Ft. Retained	64.5%

(a)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(b)
For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

(c)
Represents estimated workletter costs of $14,515,124 and commissions of $5,039,547 committed, but not necessarily expended, during the period for second generation space aggregating 1,170,607 square feet.

Leasing Statistics
(For the three months ended September 30, 2003)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
		Leased Sq. Ft. Acquired/ Sold(a)
State	Sq. Ft. Leased 6/30/03		Expiring/ Adjustment Sq. Ft.(b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/03	Pct. Leased 9/30/03	Pct. Leased 6/30/03
New Jersey	577,575	(577,575)	—	—	—	—	N/A	100.0%
New York	17,000	—	—	—	—	17,000	7.3%	7.3%
Texas	190,255	—	(35,358)	42,383	7,025	197,280	66.2%	63.8%
California	725,538	—	(88,247)	53,456	(34,791)	690,747	89.6%	94.1%

Totals	1,510,368	(577,575)	(123,605)	95,839	(27,766)	905,027	69.6%	80.4%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of June 30, 2003	1,878,317
Total sq. ft. of properties added this period	—
Total sq. ft. of properties sold this period	(577,575)

Total sq. ft. as of September 30, 2003	1,300,742

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained(c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent($)	Leasing Costs Per Sq. Ft. Per Year ($)(d)
Texas	5	42,383	24,640	17,743	4.3	13.39	1.48
California	1	53,456	—	53,456	15.3	25.10	2.84

Totals	6	95,839	24,640	71,199	10.4	19.92	2.59

(a)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)
Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(d)
Represents estimated workletter costs of $1,796,609 and commissions of $795,596 committed, but not necessarily expended, during the period for second generation space aggregating 95,839 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Leasing Statistics
(For the nine months ended September 30, 2003)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
		Leased Sq. Ft. Acquired/ Sold (a)
Region/Market	Sq. Ft. Leased 12/31/02		Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/03 (c)	Pct. Leased 9/30/03	Pct. Leased 12/31/02
Northeast
Northern NJ	9,367,129	506,190	(639,610)	758,791	119,181	9,992,500	90.5%	93.1%
Central NJ	2,739,460	67,189	(431,700)	443,766	12,066	2,818,715	93.6%	93.1%
Westchester Co., NY	4,629,256	38,000	(859,382)	843,263	(16,119)	4,651,137	95.6%	96.6%
Sub. Philadelphia	3,052,372	60,064	(420,772)	329,672	(91,100)	3,021,336	86.4%	88.9%
Fairfield, CT	819,846	—	(109,542)	63,111	(46,431)	773,415	90.8%	96.2%
Washington, DC/MD	450,366	—	(14,598)	—	(14,598)	435,768	96.7%	100.0%
Dutchess/Nassau/Rockland Co., NY	583,529	—	(36,383)	20,071	(16,312)	567,217	95.9%	98.6%

Total Northeast	21,641,958	671,443	(2,511,987)	2,458,674	(53,313)	22,260,088	91.6%	93.6%

Southwest/West
Texas	793,186	(88,391)	(266,817)	274,517	7,700	712,495	80.5%	80.2%
Colorado	1,248,488	—	(418,087)	439,956	21,869	1,270,357	81.2%	79.8%
San Francisco	438,553	—	(56,258)	48,142	(8,116)	430,437	95.5%	97.3%

Total Southwest/West	2,480,227	(88,391)	(741,162)	762,615	21,453	2,413,289	83.2%	82.5%

Company Totals	24,122,185	583,052	(3,253,149)	3,221,289	(31,860)	24,673,377	90.7%	92.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2002	26,129,234
Total sq. ft. of properties added this period	1,179,409
Total sq. ft. of properties sold this period	(103,689)

Total sq. ft. as of September 30, 2003	27,204,954

(a)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.
(c)
Includes leases expiring September 30, 2003 aggregating 80,743 square feet for which no new leases were signed.

Leasing Statistics
(For the nine months ended September 30, 2003)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market Region/Market	Property Type	# of Trans- Actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained(a)	Wtd. Avg. Term (Yrs.)	Wtd.Avg. Base Rent ($)(b)	Leasing Costs Per Sq. Ft. Per Year(c)
Northeast
Northern NJ	Office	81	687,025	425,559	261,466	7.2	24.13	3.19
	Office/Flex	6	71,766	—	71,766	5.0	14.45	1.76
Central NJ	Office	34	377,135	68,385	308,750	7.5	19.35	2.79
	Office/Flex	7	66,631	16,364	50,267	3.9	16.45	2.85
Westchester Co., NY	Office	78	297,258	118,193	179,065	5.1	23.57	2.65
	Office/Flex	46	359,457	139,932	219,525	5.5	16.65	1.58
	Industrial/Warehouse	5	186,548	5,890	180,658	9.5	12.82	1.23
Sub. Philadelphia	Office	24	111,741	41,621	70,120	4.9	22.46	4.46
	Office/Flex	22	217,931	66,706	151,225	2.8	9.39	1.15
Fairfield, CT	Office	15	63,111	11,490	51,621	3.2	28.93	4.42
Dutchess/Nassau/Rockland Co., NY	Office	9	20,071	6,211	13,860	3.9	23.82	4.18

Total Northeast		327	2,458,674	900,351	1,558,323	6.1	19.63	2.64

Southwest/West
Texas	Office	43	274,517	63,590	210,927	8.5	15.69	2.36
Colorado	Office	33	439,956	234,713	205,243	7.5	14.09	2.80
San Francisco	Office	103	48,142	9,526	38,616	3.2	27.88	2.13

Total Southwest/West		179	762,615	307,829	454,786	7.6	15.53	2.67

Company Totals		506	3,221,289	1,208,180	2,013,109	6.5	18.66	2.65

Detail by Property Type
	Office	420	2,318,956	979,288	1,339,668	6.8	20.50	3.03
	Office/Flex	81	715,785	223,002	492,783	4.5	14.20	1.62
	Industrial/Warehouse	5	186,548	5,890	180,658	9.5	12.82	1.23

Company Totals		506	3,221,289	1,208,180	2,013,109	6.5	18.66	2.65

Tenant Retention:	Leases Retained	56.6%
	Sq. Ft. Retained	61.9%

(a)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.
(b)
For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c)
Represents estimated workletter costs of $37,398,655 and commissions of $16,662,578 committed, but not necessarily expended, during the period for second generation space aggregating 3,145,777 square feet.

Leasing Statistics
(For the nine months ended September 30, 2003)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
State	Sq. Ft. Leased 12/31/02	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/03	Pct. Leased 9/30/03	Pct. Leased 12/31/02
New Jersey	577,575	(577,575)	—	—	—	—	N/A	100.0%
New York	17,000	—	—	—	—	17,000	7.3%	7.3%
Texas	193,660	—	(46,461)	50,081	3,620	197,280	66.2%	65.0%
California	987,138	(262,864)	(104,942)	71,415	(33,527)	690,747	89.6%	94.6%

Totals	1,775,373	(840,439)	(151,403)	121,496	(29,907)	905,027	69.6%	82.5%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2002	2,151,511
Total sq. ft. of properties added this period	—
Total sq. ft. of properties sold this period	(850,769)

Total sq. ft. as of September 30, 2003	1,300,742

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent ($)	Leasing Costs Per Sq. Ft. Per Year ($) (d)
Texas	9	50,081	27,608	22,473	4.3	13.79	1.76
California	2	71,415	—	71,415	14.5	25.76	2.51

Totals	11	121,496	27,608	93,888	10.3	20.83	2.38

(a)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)
Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(d)
Represents estimated workletter costs of $1,958,774 and commissions of $1,013,664 committed, but not necessarily expended, during the period for second generation space aggregating 121,496 square feet.

Market Diversification

        The following table lists the Company's markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
New York, NY (Westchester-Rockland Counties)	90,178,984	18.0	5,044,088	18.4
Newark, NJ (Essex-Morris-Union Counties)	88,989,364	17.8	4,309,519	15.8
Bergen-Passaic, NJ	87,907,762	17.6	4,530,091	16.7
Jersey City, NJ	65,832,823	13.2	3,071,695	11.3
Philadelphia, PA-NJ	47,932,540	9.6	3,417,953	12.6
Trenton, NJ (Mercer County)	15,743,670	3.1	767,365	2.8
Middlesex-Somerset-Hunterdon, NJ	14,727,114	2.9	791,051	2.9
Denver, CO	14,157,936	2.8	1,084,945	4.0
Stamford-Norwalk, CT	13,512,026	2.7	706,510	2.6
Washington, DC-MD-VA	12,890,667	2.6	450,549	1.7
San Francisco, CA	11,919,183	2.4	450,891	1.7
Monmouth-Ocean, NJ	7,540,945	1.5	577,423	2.1
Dallas, TX	6,479,444	1.3	449,594	1.7
Nassau-Suffolk, NY	6,373,398	1.3	292,849	1.1
San Antonio, TX	4,853,803	1.0	435,465	1.6
Bridgeport, CT	2,880,061	0.6	145,487	0.5
Dutchess County, NY	2,244,331	0.4	118,727	0.4
Boulder-Longmont, CO	2,129,482	0.4	270,421	1.0
Atlantic-Cape May, NJ	1,862,601	0.4	80,344	0.3
Colorado Springs, CO	1,861,381	0.4	209,987	0.8

Totals	500,017,515	100.0	27,204,954	100.0

(a)
Annualized base rental revenue is based on actual September 2003 billings times 12. For leases whose rent commences after October 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases expiring September 30, 2003 aggregating 80,743 square feet and representing annualized rent of $1,642,953 for which no new leases were signed.

(c)
Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Industry Diversification

        The following table lists the Company's 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (e)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	73,817,367	14.8	2,703,257	11.0
Manufacturing	48,829,745	9.8	2,531,422	10.4
Insurance Carriers & Related Activities	30,123,535	6.0	1,410,564	5.8
Telecommunications	28,671,588	5.7	1,456,441	6.0
Computer System Design Svcs.	28,330,408	5.7	1,439,272	5.9
Legal Services	25,543,807	5.1	996,393	4.1
Credit Intermediation & Related Activities,	23,609,425	4.7	1,225,399	5.0
Health Care & Social Assistance	19,767,090	4.0	1,019,849	4.2
Scientific Research/Development	19,505,141	3.9	973,501	4.0
Wholesale Trade	18,777,119	3.8	1,268,084	5.2
Accounting/Tax Prep.	16,145,709	3.2	689,546	2.8
Retail Trade	15,728,171	3.1	848,782	3.5
Publishing Industries	13,826,261	2.8	600,405	2.5
Other Professional	13,604,636	2.7	678,717	2.8
Information Services	11,406,063	2.3	500,858	2.1
Architectural/Engineering	10,000,027	2.0	450,620	1.9
Other Service (except Public Administration)	9,646,636	1.9	623,581	2.6
Advertising/Related Services	9,607,114	1.9	401,513	1.7
Arts, Entertainment & Recreation	9,305,881	1.9	632,108	2.6
Management of Companies & Finance	8,327,657	1.7	348,003	1.4
Real Estate Rental & Leasing	7,627,677	1.5	427,238	1.8
Transportation	6,527,644	1.3	425,719	1.8
Management/Scientific	6,067,073	1.2	274,478	1.1
Data Processing Services	5,530,323	1.1	231,879	1.0
Construction	5,389,847	1.1	280,876	1.2
Utilities	5,089,863	1.0	266,526	1.1
Educational Services	4,859,630	1.0	259,797	1.1
Public Administration	4,396,820	0.9	222,063	0.9
Specialized Design Services	3,979,737	0.8	245,765	1.0
Admin & Support, Waste Mgt. & Remediation Svcs.	3,817,816	0.8	274,980	1.1
Other	12,157,705	2.3	606,813	2.4

Totals	500,017,515	100.0	24,314,449	100.0

(a)
The Company's tenants are classified according to the U.S. Government's North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.
(b)
Annualized base rental revenue is based on actual September 2003 billings times 12. For leases whose rent commences after October 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(c)
Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases expiring September 30, 2003 aggregating 80,743 square feet and representing annualized rent of $1,642,953 for which no new leases were signed.
(e)
Excludes all unleased space as of September 30, 2003.

Consolidated Portfolio Analysis(a)
(as of September 30, 2003)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	77	29.8%	50	19.4%	—	—	—	—	1	0.4%	128	49.6%
New York	24	9.2%	41	15.9%	6	2.3%	2	0.8%	2	0.8%	75	29.0%
Pennsylvania	17	6.5%	—	—	—	—	—	—	—	—	17	6.5%
Connecticut	4	1.6%	5	1.9%	—	—	—	—	—	—	9	3.5%
Wash., D.C./Maryland	3	1.2%	—	—	—	—	—	—	—	—	3	1.2%

Sub-total Northeast:	125	48.3%	96	37.2%	6	2.3%	2	0.8%	3	1.2%	232	89.8%

Texas	4	1.6%	—	—	—	—	—	—	—	—	4	1.6%
California	2	0.8%	—	—	—	—	—	—	—	—	2	0.8%
Colorado	20	7.8%	—	—	—	—	—	—	—	—	20	7.8%

TOTALS By Type:	151	58.5%	96	37.2%	6	2.3%	2	0.8%	3	1.2%	258	100.0%

(a)
Excludes seven properties, aggregating approximately 1.3 million square feet, which are not consolidated by the Company.

Consolidated Portfolio Analysis(a)
(as of September 30, 2003)

Breakdown by Square Footage

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	13,367,955	49.0%	2,277,531	8.4%	—	—	—	—	15,645,486	57.4%
New York	2,702,152	9.9%	2,348,812	8.6%	387,400	1.4%	17,300	0.1%	5,455,664	20.0%
Pennsylvania	1,899,955	7.0%	—	—	—	—	—	—	1,899,955	7.0%
Connecticut	578,997	2.1%	273,000	1.0%	—	—	—	—	851,997	3.1%
Wash., D.C./Maryland	450,549	1.7%	—	—	—	—	—	—	450,549	1.7%

Sub-total Northeast	18,999,608	69.7%	4,899,343	18.0%	387,400	1.4%	17,300	0.1%	24,303,651	89.2%

Texas	885,059	3.3%	—	—	—	—	—	—	885,059	3.3%
California	450,891	1.7%	—	—	—	—	—	—	450,891	1.7%
Colorado	1,565,353	5.8%	—	—	—	—	—	—	1,565,353	5.8%

TOTALS By Type:	21,900,911	80.5%	4,899,343	18.0%	387,400	1.4%	17,300	0.1%	27,204,954	100.0%

(a)
Excludes seven properties, aggregating approximately 1.3 million square feet, which are not consolidated by the Company.

Consolidated Portfolio Analysis(a)
(Year ended September 30, 2003)

Breakdown by Base Rental Revenue(b)
(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware- house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	275,295	54.0%	18,949	3.7%	—	—	—	—	298	0.1%	294,542	57.8%
New York	59,860	11.8%	33,885	6.6%	3,901	0.8%	290	0.1%	258	0.1%	98,194	19.4%
Pennsylvania	39,615	7.8%	—	—	—	—	—	—	—	—	39,615	7.8%
Connecticut	13,080	2.6%	3,798	0.7%	—	—	—	—	—	—	16,878	3.3%
Wash., D.C./ Maryland	14,323	2.8%	—	—	—	—	—	—	—	—	14,323	2.8%

Sub-total Northeast:	402,173	79.0%	56,632	11.0%	3,901	0.8%	290	0.1%	556	0.2%	463,552	91.1%

Texas	10,963	2.2%	—	—	—	—	—	—	—	—	10,963	2.2%
California	15,088	3.0%	—	—	—	—	—	—	—	—	15,088	3.0%
Colorado	19,582	3.7%	—	—	—	—	—	—	—	—	19,582	3.7%

TOTALS By Type:	447,806	87.9%	56,632	11.0%	3,901	0.8%	290	0.1%	556	0.2%	509,185	100.0%

(a)
Excludes seven properties, aggregating approximately 1.3 million square feet, which are not consolidated by the Company.

(b)
Total base rent for the 12 months ended September 30, 2003, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants' proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Consolidated Portfolio Analysis(a) (b)
(as of September 30, 2003)

Breakdown by Percentage Leased

PROPERTY TYPE:

STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	91.0%	90.8%	—	—	91.0%
New York	95.6%	95.1%	99.3%	100.0%	95.7%
Pennsylvania	84.4%	—	—	—	84.4%
Connecticut	86.4%	100.0%	—	—	90.8%
Washington, D.C./ Maryland	96.7%	—	—	—	96.7%

Sub-total Northeast	91.0%	93.4%	99.3%	100.0%	91.6%

Texas	80.5%	—	—	—	80.5%
California	95.5%	—	—	—	95.5%
Colorado	81.2%	—	—	—	81.2%

WEIGHTED AVG. By Type:	89.9%	93.4%	99.3%	100.0%	90.7%

(a)
Excludes seven properties, aggregating approximately 1.3 million square feet, which are not consolidated by the Company, and parcels of land leased to others.

(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future, as well as leases expiring September 30, 2003 aggregating 80,743 square feet for which no new leases were signed.

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/03 (%)(a)	2003 Base Rent ($000's)(b)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent(%)	2003 Average Base Rent Per Sq. Ft. ($)(c)
ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive	1987	40,422	100.0	951	0.19	23.53
200 Decadon Drive	1991	39,922	100.0	913	0.18	22.87
BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	3,361	0.66	23.50
Fort Lee
One Bridge Plaza	1981	200,000	86.2	4,767	0.94	27.65
2115 Linwood Avenue	1981	68,000	71.2	1,583	0.31	32.70
Little Ferry
200 Riser Road	1974	286,628	100.0	2,250	0.44	7.85
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	566	0.11	11.87
135 Chestnut Ridge Road	1981	66,150	100.0	1,561	0.31	23.60
Paramus
15 East Midland Avenue	1988	259,823	100.0	6,717	1.32	25.85
461 From Road	1988	253,554	99.8	6,080	1.20	24.03
650 From Road	1978	348,510	92.0	7,805	1.54	24.34
140 Ridgewood Avenue	1981	239,680	94.1	4,940	0.97	21.90
61 South Paramus Avenue	1985	269,191	100.0	6,727	1.32	24.99
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,397	0.27	26.97
365 West Passaic Street	1976	212,578	92.7	4,043	0.80	20.52
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.47	15.72
10 Mountainview Road	1986	192,000	95.8	3,861	0.76	20.99
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	2,137	0.42	23.96
470 Chestnut Ridge Road	1987	52,500	100.0	1,192	0.23	22.70
530 Chestnut Ridge Road	1986	57,204	100.0	1,166	0.23	20.38
50 Tice Boulevard	1984	235,000	100.0	5,875	1.16	25.00
300 Tice Boulevard	1991	230,000	100.0	5,961	1.17	25.92
BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	100.0	1,418	0.28	19.16
228 Strawbridge Drive	1984	74,000	100.0	1,368	0.27	18.49
ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	98.7	6,293	1.24	25.76
Roseland
101 Eisenhower Parkway	1980	237,000	88.0	4,879	0.96	23.39
103 Eisenhower Parkway	1985	151,545	95.2	3,355	0.66	23.25
105 Eisenhower Parkway	2001	220,000	62.1	1,155	0.23	8.45
HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	99.0	4,237	0.83	10.70

Office Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/03 (%)(a)	2003 Base Rent ($000's)(b)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent(%)	2003 Average Base Rent Per Sq. Ft. ($)(c)
Harborside Financial Center Plaza 2	1990	761,200	100.0	19,188	3.77	25.21
Harborside Financial Center Plaza 3	1990	725,600	100.0	18,289	3.60	25.21
Harborside Financial Center Plaza 4-A	2000	207,670	94.0	7,132	1.40	36.54
Harborside Financial Center Plaza 5	2002	977,225	56.2	19,167	3.77	34.90
MERCER COUNTY, NEW JERSEY
Hamilton Township
600 Horizon Drive(d)	2002	95,000	100.0	1,374	0.27	14.46
Princeton
103 Carnegie Center	1984	96,000	84.8	2,053	0.40	25.22
100 Overlook Center	1988	149,600	100.0	4,100	0.81	27.41
5 Vaughn Drive	1987	98,500	98.1	2,019	0.40	20.89
MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	373	0.07	9.33
Plainsboro
500 College Road East	1984	158,235	100.0	3,706	0.73	23.42
South Brunswick
3 Independence Way	1983	111,300	29.3	762	0.15	23.37
Woodbridge
581 Main Street	1991	200,000	100.0	4,877	0.96	24.39
MONMOUTH COUNTY, NEW JERSEY
Neptune
3600 Route 66	1989	180,000	100.0	2,410	0.47	13.39
Wall Township
1305 Campus Parkway	1988	23,350	92.4	398	0.08	18.45
1350 Campus Parkway	1990	79,747	99.9	1,492	0.29	18.73
MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	100.0	4,485	0.88	26.67
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,594	0.31	21.25
201 Littleton Road	1979	88,369	86.3	1,508	0.30	19.77
Morris Township
340 Mt. Kemble Avenue	1985	387,000	100.0	5,530	1.09	14.29
Parsippany
4 Campus Drive	1983	147,475	96.4	3,467	0.68	24.39
6 Campus Drive	1983	148,291	38.9	1,289	0.25	22.35
7 Campus Drive	1982	154,395	100.0	2,037	0.40	13.19
8 Campus Drive	1987	215,265	87.8	5,117	1.01	27.07
9 Campus Drive	1983	156,495	93.9	4,508	0.89	30.68
2 Dryden Way	1990	6,216	100.0	92	0.02	14.80
4 Gatehall Drive	1988	248,480	81.7	5,791	1.14	28.53
2 Hilton Court	1991	181,592	83.5	4,494	0.88	29.64
1633 Littleton Road(d)	1978	57,722	100.0	1,133	0.22	19.63
600 Parsippany Road	1978	96,000	44.8	1,008	0.20	23.44

Office Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/03 (%)(a)	2003 Base Rent ($000's)(b)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent(%)	2003 Average Base Rent Per Sq. Ft. ($)(c)
1 Sylvan Way	1989	150,557	100.0	3,433	0.68	22.80
5 Sylvan Way	1989	151,383	100.0	3,963	0.78	26.18
7 Sylvan Way	1987	145,983	100.0	2,925	0.58	20.04
PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	96.1	1,505	0.30	20.88
Totowa
999 Riverview Drive	1988	56,066	94.8	788	0.16	14.83
Wayne
201 Willowbrook Boulevard	1970	178,329	54.1	1,793	0.35	18.58
SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	741	0.15	15.12
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.26	19.92
Bernards
106 Allen Road	2000	132,010	66.7	2,206	0.43	25.05
Bridgewater
721 Route 202/206	1989	192,741	100.0	4,763	0.94	24.71
UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	100.0	4,871	0.96	26.68
Cranford
6 Commerce Drive	1973	56,000	100.0	1,164	0.23	20.79
11 Commerce Drive(e)	1981	90,000	100.0	1,021	0.20	11.34
12 Commerce Drive	1967	72,260	88.7	874	0.17	13.64
14 Commerce Drive(d)	1971	67,189	100.0	1,460	0.29	21.73
20 Commerce Drive	1990	176,600	100.0	4,410	0.86	24.97
25 Commerce Drive	1971	67,749	100.0	1,341	0.26	19.79
65 Jackson Drive	1984	82,778	88.7	1,737	0.34	23.66
New Providence
890 Mountain Avenue	1977	80,000	89.6	1,569	0.31	21.89

Total New Jersey Office		13,367,955	91.0	275,295	54.16	22.64

DUTCHESS COUNTY, NEW YORK
Fishkill
300 Westage Business Center Drive	1987	118,727	87.6	2,284	0.45	21.96
NASSAU COUNTY, NEW YORK
North Hempstead
600 Community Drive	1983	237,274	100.0	5,476	1.08	23.08
111 East Shore Road	1980	55,575	100.0	1,518	0.30	27.31
ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	94.7	4,060	0.80	23.82

Office Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/03 (%)(a)	2003 Base Rent ($000's)(b)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent(%)	2003 Average Base Rent Per Sq. Ft. ($)(c)
WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road(e)	1975	60,000	100.0	1,064	0.21	17.73
101 Executive Boulevard	1971	50,000	74.0	826	0.16	22.32
555 Taxter Road	1986	170,554	99.7	3,800	0.75	22.35
565 Taxter Road	1988	170,554	85.3	3,586	0.71	24.65
570 Taxter Road	1972	75,000	90.0	1,595	0.31	23.63
Hawthorne
1 Skyline Drive	1980	20,400	99.0	392	0.08	19.41
2 Skyline Drive	1987	30,000	85.6	483	0.10	18.81
3 Skyline Drive(f)	1981	75,668	100.0	1,893	0.37	25.02
7 Skyline Drive	1987	109,000	96.6	1,855	0.36	17.62
17 Skyline Drive	1989	85,000	100.0	1,360	0.27	16.00
19 Skyline Drive	1982	248,400	100.0	4,471	0.88	18.00
Tarrytown
200 White Plains Road	1982	89,000	86.0	1,859	0.37	24.29
220 White Plains Road	1984	89,000	100.0	1,995	0.39	22.42
White Plains
1 Barker Avenue	1975	68,000	99.0	1,693	0.33	25.15
3 Barker Avenue	1983	65,300	100.0	1,632	0.32	24.99
50 Main Street	1985	309,000	96.9	8,511	1.67	28.42
11 Martine Avenue	1987	180,000	92.9	4,411	0.87	26.38
1 Water Street	1979	45,700	89.2	959	0.19	23.53
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,836	0.56	25.32
3 Executive Plaza	1987	58,000	100.0	1,301	0.26	22.43

Total New York Office		2,702,152	95.6	59,860	11.79	23.17

CHESTER COUNTY,PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	87.3	1,447	0.28	27.31
1055 Westlakes Drive	1990	118,487	67.5	1,822	0.36	22.78
1205 Westlakes Drive	1988	130,265	92.8	3,058	0.60	25.30
1235 Westlakes Drive	1986	134,902	59.7	2,164	0.43	26.87
DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	0.50	26.85
200 Stevens Drive	1987	208,000	100.0	5,613	1.10	26.99
300 Stevens Drive	1992	68,000	53.0	875	0.17	24.28
Media
1400 Providence Road—Center I	1986	100,000	94.4	2,186	0.43	23.16
1400 Providence Road—Center II	1990	160,000	85.1	3,212	0.63	23.59
MONTGOMERY COUNTY, PENNSYLVANIA
Blue Bell
4 Sentry Parkway(d)	1982	63,930	94.0	1,402	0.28	23.33
16 Sentry Parkway(d)	1988	93,093	89.0	2,071	0.41	25.00
18 Sentry Parkway(d)	1988	95,010	84.9	2,022	0.40	25.07

Office Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/03 (%)(a)	2003 Base Rent ($000's)(b)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent(%)	2003 Average Base Rent Per Sq. Ft. ($)(c)
King of Prussia
2200 Renaissance Boulevard(d)	1985	174,124	89.5	3,806	0.75	24.42
Lower Providence
1000 Madison Avenue	1990	100,700	31.1	1,141	0.22	36.43
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	94.4	3,519	0.69	22.22
Five Sentry Parkway East	1984	91,600	100.0	1,904	0.37	20.79
Five Sentry Parkway West	1984	38,400	100.0	822	0.16	21.41

Total Pennsylvania Office		1,899,955	84.4	39,615	7.78	24.71

FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue	1973	121,250	100.0	2,945	0.58	24.29
Norwalk
40 Richards Avenue	1985	145,487	80.7	3,305	0.65	28.15
Shelton
1000 Bridgeport Avenue	1986	133,000	64.9	2,056	0.40	23.82
Stamford
1266 East Main Street(d)	1984	179,260	97.8	4,774	0.94	27.23

Total Connecticut Office		578,997	86.4	13,080	2.57	26.14

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	92.9	5,345	1.05	33.93
1400 L Street, NW	1987	159,000	100.0	6,142	1.21	38.63

Total District of Columbia Office		328,549	96.3	11,487	2.26	36.29

PRINCE GEORGE'S COUNTY, MARYLAND
Lanham
4200 Parliament Place	1989	122,000	97.8	2,836	0.56	23.77

Total Maryland Office		122,000	97.8	2,836	0.56	23.77

BEXAR COUNTY, TEXAS
San Antonio
84 N.E. Loop 410	1971	187,312	82.3	2,744	0.54	17.80
111 Soledad	1918	248,153	71.1	2,126	0.42	12.05
DALLAS COUNTY, TEXAS
Dallas
3030 LBJ Freeway(e)	1984	367,018	81.6	5,486	1.08	18.32
Richardson
1122 Alma Road	1977	82,576	100.0	607	0.12	7.35

Total Texas Office		885,059	80.5	10,963	2.16	15.38

ARAPAHOE COUNTY, COLORADO
Denver
400 South Colorado Boulevard	1983	125,415	75.7	1,992	0.39	20.98

Property Listing

Office Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/03 (%)(a)	2003 Base Rent ($000's)(b)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent(%)	2003 Average Base Rent Per Sq. Ft. ($)(c)
Englewood
9359 East Nichols Avenue	1997	72,610	100.0	834	0.16	11.49
5350 South Roslyn Street	1982	63,754	89.3	941	0.19	16.53
BOULDER COUNTY, COLORADO
Broomfield
105 South Technology Court	1997	37,574	67.0	292	0.06	11.60
303 South Technology Court-A	1997	34,454	100.0	90	0.02	2.61
303 South Technology Court-B	1997	40,416	100.0	105	0.02	2.60
Louisville
248 Centennial Parkway	1996	39,266	100.0	400	0.08	10.19
1172 Century Drive	1996	49,566	38.0	504	0.10	26.76
285 Century Place	1997	69,145	100.0	1,133	0.22	16.39
DENVER COUNTY, COLORADO
Denver
3600 South Yosemite	1974	133,743	100.0	1,387	0.27	10.37
8181 East Tufts Avenue	2001	185,254	97.4	3,752	0.74	20.79
DOUGLAS COUNTY, COLORADO
Centennial
5975 South Quebec Street(e)	1996	102,877	76.0	798	0.16	10.21
Englewood
400 Inverness Parkway	1997	111,608	92.7	2,112	0.42	20.41
67 Inverness Drive East	1996	54,280	60.6	225	0.04	6.84
384 Inverness Parkway	1985	51,523	84.3	658	0.13	15.15
Parker
9777 Mount Pyramid Court	1995	120,281	32.0	625	0.12	16.24
EL PASO COUNTY, COLORADO
Colorado Springs
8415 Explorer	1998	47,368	94.1	596	0.12	13.37
1975 Research Parkway	1997	115,250	47.7	1,458	0.29	26.52
2375 Telstar Drive	1998	47,369	100.0	596	0.12	12.58
JEFFERSON COUNTY, COLORADO
Lakewood
141 Union Boulevard	1985	63,600	95.5	1,084	0.21	17.85

Total Colorado Office		1,565,353	81.2	19,582	3.86	15.42

SAN FRANCISCO COUNTY, CALIFORNIA
San Francisco
795 Folsom Street	1977	183,445	100.0	6,987	1.36	38.09
760 Market Street	1908	267,446	92.4	8,101	1.59	32.78

Total California Office		450,891	95.5	15,088	2.95	35.04

TOTAL OFFICE PROPERTIES		21,900,911	89.9	447,806	88.09	22.74

Office/Flex Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/03 (%)(a)	2003 Base Rent ($000's)(b)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent(%)	2003 Average Base Rent Per Sq. Ft. ($)(c)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	85.3	341	0.07	6.20
5 Terri Lane	1992	74,555	92.0	489	0.10	7.13
Moorestown
2 Commerce Drive	1986	49,000	100.0	417	0.08	8.51
101 Commerce Drive	1988	64,700	0.0	252	0.05	0.00
102 Commerce Drive	1987	38,400	100.0	181	0.04	4.71
201 Commerce Drive	1986	38,400	75.0	136	0.03	4.72
202 Commerce Drive	1988	51,200	25.3	125	0.02	9.65
1 Executive Drive	1989	20,570	100.0	221	0.04	10.74
2 Executive Drive	1988	60,800	85.0	420	0.08	8.13
101 Executive Drive	1990	29,355	75.2	240	0.05	10.87
102 Executive Drive	1990	64,000	100.0	356	0.07	5.56
225 Executive Drive	1990	50,600	86.2	335	0.07	7.68
97 Foster Road	1982	43,200	100.0	183	0.04	4.24
1507 Lancer Drive	1995	32,700	100.0	155	0.03	4.74
1510 Lancer Drive	1998	88,000	100.0	370	0.07	4.20
1245 North Church Street	1998	52,810	100.0	383	0.08	7.25
1247 North Church Street	1998	52,790	100.0	463	0.09	8.77
1256 North Church Street	1984	63,495	100.0	367	0.07	5.78
840 North Lenola Road	1995	38,300	100.0	265	0.05	6.92
844 North Lenola Road	1995	28,670	58.6	86	0.02	5.12
915 North Lenola Road	1998	52,488	91.8	259	0.05	5.38
2 Twosome Drive	2000	48,600	100.0	391	0.08	8.05
30 Twosome Drive	1997	39,675	100.0	215	0.04	5.42
31 Twosome Drive	1998	84,200	100.0	438	0.09	5.20
40 Twosome Drive	1996	40,265	93.4	267	0.05	7.10
41 Twosome Drive	1998	43,050	77.7	299	0.06	8.94
50 Twosome Drive	1997	34,075	100.0	277	0.05	8.13
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	0.03	6.85
MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Drive	1989	13,275	100.0	192	0.04	14.46
200 Horizon Drive	1991	45,770	100.0	530	0.10	11.58
300 Horizon Drive	1989	69,780	100.0	1,138	0.22	16.31
500 Horizon Drive	1990	41,205	100.0	589	0.12	14.29
MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	466	0.09	13.31
1340 Campus Parkway	1992	72,502	98.2	848	0.17	11.91
1345 Campus Parkway	1995	76,300	100.0	782	0.15	10.25

Office/Flex Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/03 (%)(a)	2003 Base Rent ($000's)(b)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent(%)	2003 Average Base Rent Per Sq. Ft. ($)(c)
1433 Highway 34	1985	69,020	65.1	517	0.10	11.51
1320 Wyckoff Avenue	1986	20,336	100.0	176	0.03	8.65
1324 Wyckoff Avenue	1987	21,168	100.0	223	0.04	10.53
PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	494	0.10	12.68
2 Center Court	1998	30,600	99.3	348	0.07	11.45
11 Commerce Way	1989	47,025	100.0	549	0.11	11.67
20 Commerce Way	1992	42,540	100.0	441	0.09	10.37
29 Commerce Way	1990	48,930	100.0	749	0.15	15.31
40 Commerce Way	1987	50,576	100.0	682	0.13	13.48
45 Commerce Way	1992	51,207	100.0	508	0.10	9.92
60 Commerce Way	1988	50,333	93.1	539	0.11	11.50
80 Commerce Way	1996	22,500	100.0	321	0.06	14.27
100 Commerce Way	1996	24,600	100.0	352	0.07	14.31
120 Commerce Way	1994	9,024	100.0	107	0.02	11.86
140 Commerce Way	1994	26,881	99.5	319	0.06	11.93

Total New Jersey Office/Flex		2,277,531	90.8	18,949	3.73	9.16

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	413	0.08	12.99
75 Clearbrook Road	1990	32,720	100.0	816	0.16	24.94
125 Clearbrook Road	2002	33,000	100.0	712	0.14	21.58
150 Clearbrook Road	1975	74,900	75.3	944	0.19	16.74
175 Clearbrook Road	1973	98,900	89.6	1,423	0.28	16.06
200 Clearbrook Road	1974	94,000	99.8	1,215	0.24	12.95
250 Clearbrook Road	1973	155,000	95.1	1,365	0.27	9.26
50 Executive Boulevard	1969	45,200	78.4	391	0.08	11.03
77 Executive Boulevard	1977	13,000	100.0	220	0.04	16.92
85 Executive Boulevard	1968	31,000	99.4	474	0.09	15.38
300 Executive Boulevard	1970	60,000	100.0	603	0.12	10.05
350 Executive Boulevard	1970	15,400	98.8	296	0.06	19.45
399 Executive Boulevard	1962	80,000	100.0	1,024	0.20	12.80
400 Executive Boulevard	1970	42,200	100.0	637	0.13	15.09
500 Executive Boulevard	1970	41,600	100.0	688	0.14	16.54
525 Executive Boulevard	1972	61,700	80.9	869	0.17	17.41
1 Westchester Plaza	1967	25,000	100.0	314	0.06	12.56
2 Westchester Plaza	1968	25,000	100.0	489	0.10	19.56
3 Westchester Plaza	1969	93,500	94.6	1,325	0.26	14.98
4 Westchester Plaza	1969	44,700	99.8	658	0.13	14.75
5 Westchester Plaza	1969	20,000	77.1	280	0.06	18.16
6 Westchester Plaza	1968	20,000	100.0	326	0.06	16.30
7 Westchester Plaza	1972	46,200	100.0	682	0.13	14.76
8 Westchester Plaza	1971	67,200	96.7	906	0.18	13.94
Hawthorne
200 Saw Mill River Road	1965	51,100	97.8	707	0.14	14.15
4 Skyline Drive	1987	80,600	100.0	1,441	0.28	17.88
5 Skyline Drive	1980	124,022	100.0	1,619	0.31	13.05

Office/Flex Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/03 (%)(a)	2003 Base Rent ($000's)(b)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent(%)	2003 Average Base Rent Per Sq. Ft. ($)(c)
6 Skyline Drive	1980	44,155	100.0	718	0.14	16.26
8 Skyline Drive	1985	50,000	98.7	897	0.18	18.18
10 Skyline Drive	1985	20,000	79.1	180	0.04	11.38
11 Skyline Drive	1989	45,000	100.0	791	0.16	17.58
12 Skyline Drive	1999	46,850	100.0	798	0.16	17.03
15 Skyline Drive	1989	55,000	100.0	1,187	0.23	21.58
Yonkers
100 Corporate Boulevard	1987	78,000	98.2	1,446	0.28	18.88
200 Corporate Boulevard South	1990	84,000	99.8	1,369	0.27	16.33
4 Executive Plaza	1986	80,000	99.0	1,227	0.24	15.49
6 Executive Plaza	1987	80,000	100.0	1,325	0.26	16.56
1 Odell Plaza	1980	106,000	99.9	1,433	0.28	13.53
3 Odell Plaza(d)	1984	71,065	62.7	433	0.09	9.72
5 Odell Plaza	1983	38,400	99.6	628	0.12	16.42
7 Odell Plaza	1984	42,600	76.0	616	0.12	19.03

Total New York Office/Flex		2,348,812	95.1	33,885	6.67	15.17

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,153	0.23	13.10
500 West Avenue	1988	25,000	100.0	447	0.09	17.88
550 West Avenue	1990	54,000	100.0	884	0.17	16.37
600 West Avenue	1999	66,000	100.0	759	0.15	11.50
650 West Avenue	1998	40,000	100.0	555	0.11	13.88

Total Connecticut Office/Flex		273,000	100.0	3,798	0.75	13.91

TOTAL OFFICE/FLEX PROPERTIES		4,899,343	93.4	56,632	11.15	12.38

Industrial/Warehouse Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/03 (%) (a)	2003 Base Rent ($000's) (b)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent (%)	2003 Average Base Rent Per Sq. Ft. ($) (c)
WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	72	0.01	10.91
2 Warehouse Lane	1957	10,900	96.3	140	0.03	13.34
3 Warehouse Lane	1957	77,200	100.0	293	0.06	3.80
4 Warehouse Lane	1957	195,500	100.0	2,000	0.39	10.23
5 Warehouse Lane	1957	75,100	97.1	883	0.17	12.11
6 Warehouse Lane	1982	22,100	100.0	513	0.10	23.21

Total Industrial/Warehouse Properties		387,400	99.3	3,901	0.76	10.14

TOTAL OFFICE, OFFICE/FLEX, AND INDUSTRIAL/WAREHOUSE PROPERTIES		27,187,654	90.7	508,339	100.00	20.62

(a)
Based on all leases in effect as of September 30, 2003, including leases expiring September 30, 2003 aggregating 80,743 square feet for which no new leases were signed.

(b)
Total base rent for 12 months ended September 30, 2003, determined in accordance with generally accepted accounting principles ("GAAP"). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant's proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)
Base Rent for 12 months ended September 30, 2003 divided by net rentable square feet leased at September 30, 2003. For those properties acquired or placed in service during the 12 months ended September 30, 2003, amounts are annualized, as per Note (d).

(d)
As this property was acquired or placed in service by the Company during the 12 months ended September 30, 2003, the amounts represented for base rent are annualized. These amounts may not be indicative of the property's results had the Company owned or placed such a property in service for the entire 12 months ended September 30, 2003.

(e)
Excludes space leased by the Company.

(f)
Represents the Company's 68.1 percent condominium interest (75,668 square feet) in the 113,098 square-foot office property.

Significant Tenants

        The following table sets forth a schedule of the Company's 20 largest tenants for the Consolidated Properties as of September 30, 2003, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
AT&T Wireless Services	2	9,856,447	1.9	395,955	1.5	2007	(b)
Credit Suisse First Boston	1	8,382,273	1.7	271,953	1.1	2012	(c)
AT&T Corporation	3	7,395,575	1.5	455,064	1.9	2009	(d)
Keystone Mercy Health Plan	2	7,124,001	1.4	303,149	1.2	2015
Prentice-Hall Inc.	1	6,744,495	1.3	474,801	2.0	2014
IBM Corporation	3	6,270,924	1.3	353,617	1.5	2007	(e)
Toys 'R' Us — NJ Inc.	1	6,072,651	1.2	242,518	1.0	2012
Nabisco Inc.	3	6,066,357	1.2	340,746	1.4	2006	(f)
American Institute of Certified Public Accountants	1	5,817,181	1.2	249,768	1.0	2012
Forest Laboratories Inc.	2	5,733,035	1.1	166,405	0.7	2017	(g)
Allstate Insurance Company	9	5,479,229	1.1	238,435	1.0	2009	(h)
Waterhouse Securities Inc.	1	5,443,760	1.1	184,222	0.8	2015
Bankers Trust Harborside	1	4,950,000	1.0	385,000	1.6	2004
Dean Witter Trust Company	1	4,856,901	1.0	221,019	0.9	2008
CMP Media, Inc.	1	4,817,298	1.0	237,274	1.0	2014
Garban, LLC	1	4,740,767	0.9	135,077	0.6	2017
KPMG, LLP	3	4,714,583	0.9	181,025	0.7	2012	(i)
Winston & Strawn	1	4,513,175	0.9	108,100	0.4	2005
National Financial Services	1	4,346,765	0.9	112,964	0.5	2012
Morgan Stanley Dean Witter, Inc.	5	4,329,709	0.9	163,253	0.7	2010	(j)

Totals		117,655,126	23.5	5,220,345	21.5

(a)
Annualized base rental revenue is based on actual September, 2003 billings times 12. For leases whose rent commences after October 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
12,150 square feet expire September 2004; 345,799 square feet expire March 2007; 38,006 square feet expire June 2007.

(c)
190,000 square feet expire October 2011; 81,953 square feet expire January 2012.

(d)
63,278 square feet expire May 2004; 4,786 square feet expire October 2007; 387,000 square feet expire January 2009.

(e)
20,218 square feet expire January 2005; 85,000 square feet expire December 2005; 248,399 square feet expire December 2007.

(f)
300,378 square feet expire December 2005; 40,368 square feet expire March 2006.

(g)
22,785 square feet expire August 2010; 143,620 square feet expire August 2017.

(h)
4,398 square feet expire January 2004; 6,108 square feet expire May 2004; 36,305 square feet expire January 2005; 23,024 square feet expire October 2005; 22,444 square feet expire July 2006; 70,517 square feet expire June 2007; 59,562 square feet expire April 2008; 16,077 square feet expire April 2009.

(i)
57,204 square feet expire July 2007; 46,440 square feet expire December 2009; 77,381 square feet expire September 2012.

(j)
7,500 square feet expire October 2003; 18,539 square feet expire April 2005; 85,151 square feet expire February 2008; 19,500 square feet expire June 2008; 7,000 square feet expire October 2009; 25,563 square feet expire January 2010.

Schedule of Lease Expirations

All Consolidated Properties

        The following table sets forth a schedule of lease expirations for the total of the Company's office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning October 1, 2003, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2003 through 2005 only):

Year Of Expiration/Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%) (b)		Annualized Base Rental Revenue Under Expiring Leases ($) (c) (d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
10/1-12/31/2003
NORTHEAST
Northern NJ	14	90,244	0.4		2,309,107	25.59	0.5
Central NJ	13	88,357	0.4		2,137,509	24.19	0.4
Westchester Co., NY	19	126,077	0.5		3,031,521	24.04	0.6
Sub. Philadelphia	7	30,768	0.1		455,536	14.81	0.1
Fairfield, CT	2	11,083	(e	)	271,375	24.49	0.1
Washington, DC/MD	—	—	—		—	—	—
Dutchess/Nassau/Rockland Co., NY	1	2,091	(e	)	49,139	23.50	(e	)
SOUTHWEST/WEST
Texas	8	62,367	0.3		1,130,726	18.13	0.2
Colorado	4	21,237	0.1		425,119	20.02	0.1
San Francisco	17	6,271	(e	)	212,762	33.93	(e	)

TOTAL — 10/1-12/31/2003	85	438,495	1.8		10,022,794	22.86	2.0
2004
NORTHEAST
Northern NJ	59	488,630	2.0		9,355,650	19.15	1.9
Central NJ	36	253,409	1.1		5,112,137	20.17	0.9
Westchester Co., NY	101	370,018	1.5		7,386,466	19.96	1.5
Sub. Philadelphia	40	296,707	1.2		3,900,585	13.15	0.8
Fairfield, CT	18	93,434	0.4		2,421,254	25.91	0.5
Washington, DC/MD	6	31,356	0.1		895,449	28.56	0.2
Dutchess/Nassau/Rockland Co., NY	8	20,462	0.1		476,887	23.31	0.1
SOUTHWEST/WEST
Texas	23	185,117	0.8		2,495,809	13.48	0.5
Colorado	20	80,948	0.3		1,426,272	17.62	0.3
San Francisco	89	149,753	0.6		3,745,004	25.01	0.7

TOTAL — 2004	400	1,969,834	8.1		37,215,513	18.89	7.4
2005
NORTHEAST
Northern NJ	84	1,213,867	5.0		24,556,174	20.23	4.9
Central NJ	52	388,338	1.6		7,767,220	20.00	1.6
Westchester Co., NY	111	583,200	2.4		11,224,282	19.25	2.2
Sub. Philadelphia	64	594,538	2.4		8,792,151	14.79	1.8
Fairfield, CT	13	64,757	0.3		1,611,674	24.89	0.3
Washington, DC/MD	9	189,445	0.8		6,885,997	36.35	1.4
Dutchess/Nassau/Rockland Co., NY	12	38,470	0.1		850,743	22.11	0.2
SOUTHWEST/WEST
Texas	14	87,639	0.3		1,372,100	15.66	0.3
Colorado	14	63,858	0.3		1,071,833	16.78	0.2
San Francisco	55	19,696	0.1		657,096	33.36	0.1

TOTAL — 2005	428	3,243,808	13.3		64,789,270	19.97	13.0

Schedule continued, with footnotes, on subsequent page.

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq.Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases(%)(b)	Annualized Base Rental Revenue Under Expiring Leases($)(c)(d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases($)	Percentage Of Annual Base Rent Under Expiring Leases(%)
2006	378	2,833,199	11.7	58,796,814	20.75	11.8
2007	298	2,499,365	10.3	54,117,981	21.65	10.8
2008	320	2,967,655	12.2	56,383,460	19.00	11.3
2009	144	1,913,387	7.9	36,311,988	18.98	7.3
2010	123	1,480,169	6.1	29,852,457	20.17	6.0
2011	79	1,535,112	6.3	37,022,790	24.12	7.4
2012	67	1,557,199	6.4	35,260,113	22.64	7.1
2013	57	1,119,985	4.6	21,522,109	19.22	4.3
2014 and thereafter	52	2,756,241	11.3	58,722,226	21.31	11.6

Totals/Weighted Average	2,431	24,314,449	100.0	500,017,515	20.56	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Excludes all unleased space as of September 30, 2003.

(c)
Annualized base rental revenue is based on actual September, 2003 billings times 12. For leases whose rent commences after October 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(d)
Includes leases expiring September 30, 2003 aggregating 80,743 square feet and representing annualized rent of $1,642,953 for which no new leases were signed.

(e)
Represents less than 0.05 percent.

(f)
Reconciliation to Company's total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	24,314,449
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments	358,928
Square footage unleased	2,531,577

Total net rentable square footage (does not include land leases)	27,204,954

Office Properties

        The following table sets forth a schedule of lease expirations for the office properties beginning October 1, 2003, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2003 through 2005 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%) (b)		Annualized Base Rental Revenue Under Expiring Leases ($) (c) (d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
10/1-12/31/2003
NORTHEAST
Northern NJ	12	75,992	0.4		2,139,520	28.15	0.5
Central NJ	13	88,357	0.5		2,137,509	24.19	0.5
Westchester Co., NY	13	104,734	0.5		2,708,608	25.86	0.6
Sub. Philadelphia	2	11,298	0.1		233,726	20.69	(e	)
Fairfield, CT	2	11,083	0.1		271,375	24.49	0.1
Washington, DC/MD	—	—	—		—	—	—
Dutchess/Nassau/Rockland Co., NY	1	2,091	(e	)	49,139	23.50	(e	)
SOUTHWEST/WEST
Texas	8	62,367	0.3		1,130,726	18.13	0.3
Colorado	4	21,237	0.1		425,119	20.02	0.1
San Francisco	17	6,271	(e	)	212,762	33.93	(e	)

TOTAL 10/1-12/31/2003	72	383,430	2.0		9,308,484	24.28	2.1
2004
NORTHEAST
Northern NJ	53	440,711	2.3		8,817,678	20.01	2.0
Central NJ	30	199,861	1.0		4,516,926	22.60	1.0
Westchester Co., NY	69	208,155	1.1		5,102,853	24.51	1.2
Sub. Philadelphia	20	98,387	0.5		2,527,215	25.69	0.6
Fairfield, CT	17	90,659	0.4		2,372,894	26.17	0.5
Washington, DC/MD	6	31,356	0.2		895,449	28.56	0.2
Dutchess/Nassau/Rockland Co., NY	8	20,462	0.1		476,887	23.31	0.1
SOUTHWEST/WEST
Texas	23	185,117	1.0		2,495,809	13.48	0.6
Colorado	20	80,948	0.4		1,426,272	17.62	0.3
San Francisco	89	149,753	0.8		3,745,004	25.01	0.9

TOTAL — 2004	335	1,505,409	7.8		32,376,987	21.51	7.4
2005
NORTHEAST
Northern NJ	73	1,146,755	5.9		23,727,127	20.69	5.4
Central NJ	45	310,886	1.6		6,799,265	21.87	1.5
Westchester Co., NY	53	246,080	1.3		6,056,047	24.61	1.4
Sub. Philadelphia	35	295,473	1.5		6,604,234	22.35	1.5
Fairfield, CT	13	64,757	0.3		1,611,674	24.89	0.4
Washington, DC/MD	9	189,445	1.0		6,885,997	36.35	1.6
Dutchess/Nassau/Rockland Co., NY	12	38,470	0.2		850,743	22.11	0.2
SOUTHWEST/WEST
Texas	14	87,639	0.5		1,372,100	15.66	0.3
Colorado	14	63,858	0.3		1,071,833	16.78	0.2
San Francisco	55	19,696	0.1		657,096	33.36	0.2

TOTAL — 2005	323	2,463,059	12.7		55,636,116	22.59	12.7

Schedule continued, with footnotes, on subsequent page.

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%) (b)	Annualized Base Rental Revenue Under Expiring Leases ($) (c) (d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2006	320	2,300,311	11.9	52,008,167	22.61	11.9
2007	231	1,840,786	9.5	45,361,720	24.64	10.3
2008	254	2,215,865	11.5	49,056,322	22.14	11.2
2009	108	1,519,497	7.9	31,579,839	20.78	7.2
2010	95	1,055,285	5.5	23,408,416	22.18	5.3
2011	69	1,326,483	6.9	33,903,615	25.56	7.7
2012	48	1,348,638	7.0	32,289,452	23.94	7.4
2013	43	965,725	5.0	19,533,041	20.23	4.5
2014 and thereafter	37	2,416,856	12.3	53,970,093	22.33	12.3

Totals/Weighted Average	1,935	19,341,344	100.0	438,432,252	22.67	100.0

(a)
Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Excludes all unleased space as of September 30, 2003.

(c)
Annualized base rental revenue is based on actual September 2003 billings times 12. For leases whose rent commences after October 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(d)
Includes leases expiring September 30, 2003 aggregating 48,870 square feet and representing annualized rent of $1,267,650 for which no new leases were signed.

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning October 1, 2003, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2003 through 2005 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%) (b)	Annualized Base Rental Revenue Under Expiring Leases ($) (c) (d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
10/1-12/31/2003
Northern NJ	2	14,252	0.3	169,589	11.90	0.3
Central NJ	—	—	—	—	—	—
Westchester Co., NY	6	21,343	0.5	322,912	15.13	0.6
Sub. Philadelphia	5	19,470	0.4	221,810	11.39	0.4
Fairfield, CT	—	—	—	—	—	—

TOTAL — 10/1-12/31/2003	13	55,065	1.2	714,311	12.97	1.3
2004
Northern NJ	6	47,919	1.0	537,971	11.23	1.0
Central NJ	6	53,548	1.2	595,212	11.12	1.0
Westchester Co., NY	29	141,425	3.1	1,968,613	13.92	3.4
Sub. Philadelphia	20	198,320	4.3	1,373,370	6.93	2.4
Fairfield, CT	1	2,775	0.1	48,360	17.43	0.1

TOTAL — 2004	62	443,987	9.7	4,523,526	10.19	7.9
2005
Northern NJ	11	67,112	1.5	829,048	12.35	1.4
Central NJ	7	77,452	1.7	967,955	12.50	1.7
Westchester Co., NY	55	315,192	6.9	4,960,451	15.74	8.7
Sub. Philadelphia	29	299,065	6.5	2,187,917	7.32	3.8
Fairfield, CT	—	—	—	—	—	—

TOTAL — 2005	102	758,821	16.6	8,945,371	11.79	15.6
2006	58	532,888	11.7	6,788,647	12.74	11.8
2007	62	621,179	13.6	8,035,111	12.94	14.0
2008	63	660,421	14.4	6,857,234	10.38	12.0
2009	34	376,095	8.2	4,554,009	12.11	7.9
2010	27	396,884	8.7	6,164,041	15.53	10.8
2011	10	208,629	4.6	3,119,174	14.95	5.4
2012	19	208,561	4.6	2,970,661	14.24	5.2
2013	7	99,024	2.2	1,335,845	13.49	2.3
2014 and thereafter	11	209,103	4.5	3,324,313	15.90	5.8

Totals/Weighted Average	468	4,570,657	100.0	57,332,243	12.54	100.0

(a)
Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Excludes all unleased space as of September 30, 2003.

(c)
Annualized base rental revenue is based on actual September 2003 billings times 12. For leases whose rent commences after October 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(d)
Includes leases expiring September 30, 2003 aggregating 31,873 square feet and representing annualized rent of $375,303 for which no new leases were signed.

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning October 1, 2003, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%) (b)	Annualized Base Rental Revenue Under Expiring Leases ($) (c)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2004	2	11,138	2.9	120,000	10.77	3.1
2005	3	21,928	5.7	207,783	9.48	5.4
2007	5	37,400	9.7	721,150	19.28	18.7
2008	3	91,369	23.7	469,904	5.14	12.2
2009	2	17,795	4.6	178,140	10.01	4.6
2010	1	28,000	7.3	280,000	10.00	7.3
2013	7	55,236	14.3	653,223	11.83	17.0
2014 and thereafter	3	122,282	31.8	1,222,820	10.00	31.7

Totals/Weighted Average	26	385,148	100.0	3,853,020	10.00	100.0

(a)
Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.

(b)
Excludes all unleased space as of September 30, 2003.

(c)
Annualized base rental revenue is based on actual September 2003 billings times 12. For leases whose rent commences after October 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning October 1, 2003, assuming that none of the tenants exercise renewal or termination options. All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2004	1	9,300	53.8	195,000	20.97	48.8
2014 and thereafter	1	8,000	46.2	205,000	25.62	51.2

Totals/Weighted Average	2	17,300	100.0	400,000	23.12	100.0

(a)
Includes stand-alone retail property tenants only.

(b)
Annualized base rental revenue is based on actual September 2003 billings times 12. For leases whose rent commences after October 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

QuickLinks

  Exhibit 99.1
THIRD QUARTER 2003 Supplemental Operating and Financial Data
INDEX
DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS
I. COMPANY BACKGROUND
I. COMPANY BACKGROUND
About the Company
History
Strategy
Summary (as of September 30, 2003)
Board of Directors William L. Mack, Chairman of the Board
Executive Officers
Equity Research Coverage
Company Contact Information
II. FINANCIAL HIGHLIGHTS
II. FINANCIAL HIGHLIGHTS
Quarterly Summary
Acquisitions
Sales Activity
Financing Activity
Leasing Information
Information About FFO
Key Financial Data
Same Store Results and Analysis (dollars in thousands)
Unconsolidated Joint Ventures Summary Breakdown of Unconsolidated Joint Ventures
Unconsolidated Joint Venture Financial Information
Select Financial Ratios
Debt Analysis (as of September 30, 2003)
Debt Breakdown (dollars in thousands)
Future Repayments (dollars in thousands)
Debt Maturities (dollars in thousands)
Debt Detail (dollars in thousands)
III. FINANCIAL INFORMATION
III. FINANCIAL INFORMATION
Mack-Cali Realty Corporation and Subsidiaries Consolidated Statements of Operations (in thousands, except per share amounts) (unaudited)
Mack-Cali Realty Corporation and Subsidiaries Consolidated Balance Sheets (in thousands, except per share amounts)
Mack-Cali Realty Corporation and Subsidiaries Consolidated Statement of Changes in Stockholders' Equity For the nine months ended September 30, 2003 (in thousands) (unaudited)
Statements of Funds from Operations (in thousands, except per share/unit amounts) (unaudited)
Statements of Funds from Operations Per Diluted Share (amounts are per diluted share, except share count in thousands) (unaudited)
Reconciliation of Basic-to-Diluted Shares/Units (in thousands)
IV. VALUE CREATION PIPELINE
IV. VALUE CREATION PIPELINE
Operating Property Acquisitions (dollars in thousands) For the nine months ended September 30, 2003
For the year ended December 31, 2002
Properties Commencing Initial Operations (dollars in thousands)
For the nine months ended September 30, 2003 No Activity.
For the year ended December 31, 2002
Acquisition Property Profile
Acquisition Property Profile
Acquisition Property Profile
Summary of Land Parcels
Rental Property Sales (dollars in thousands)
For the nine months ended September 30, 2003
For the year ended December 31, 2002
V. PORTFOLIO/ LEASING STATISTICS
Leasing Statistics (For the nine months ended September 30, 2003) Consolidated In-Service Portfolio (continued)
Leasing Statistics (For the nine months ended September 30, 2003) Unconsolidated Joint Venture Properties
RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE
DETAIL OF TRANSACTION ACTIVITY
Market Diversification
Industry Diversification
Consolidated Portfolio Analysis(a) (as of September 30, 2003) Breakdown by Number of Properties
Consolidated Portfolio Analysis(a) (as of September 30, 2003) Breakdown by Square Footage
Consolidated Portfolio Analysis(a) (Year ended September 30, 2003) Breakdown by Base Rental Revenue(b) (Dollars in thousands)
Consolidated Portfolio Analysis(a) (b) (as of September 30, 2003) Breakdown by Percentage Leased
Office Properties
Office Properties (continued)
Office Properties (continued)
Office Properties (continued)
Office Properties (continued)
Property Listing Office Properties (continued)
Office/Flex Properties
Office/Flex Properties (continued)
Office/Flex Properties (continued)
Industrial/Warehouse Properties
Significant Tenants
Schedule of Lease Expirations All Consolidated Properties
Office Properties
Office/Flex Properties
Industrial/Warehouse Properties
Stand-Alone Retail Properties